UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07687

Nuveen Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: February 28, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Asset Allocation Funds

28 February

2019

Nuveen Asset Allocation Funds

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Strategy Aggressive Growth Allocation Fund	FAAGX	FSACX	FSASX	FSAYX
Nuveen Strategy Balanced Allocation Fund	FSGNX	FSKCX	FSKSX	FSKYX
Nuveen Strategy Conservative Allocation Fund	FSFIX	FSJCX	FSJSX	FSFYX
Nuveen Strategy Growth Allocation Fund	FSNAX	FSNCX	FSNSX	FSGYX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

Financial markets rallied in the early months of 2019, in sharp contrast to the downturn at the end of 2018, leaving investors to wonder whether such bullishness is warranted or sustainable. By the close of 2018, economic softness in China, Europe and Japan had proven more persistent than expected. The temporary boost to the U.S. economy from tax law changes appeared to be fading. Corporate earnings and profits were slowing, and some corporate managements, especially at high-profile technology companies, were downgrading their outlooks. Politics remained unpredictable, most notably with the Brexit and U.S.-China trade talks ongoing. The European Central Bank (ECB) ended its crisis-era monetary stimulus program with pledges to keep interest rates low for an extended period, while the U.S. Federal Reserve (Fed) planned to continue raising interest rates into 2019.

As the new year began, economic data have remained a mixed bag, and investors will be closely watching the first quarter 2019 corporate earnings reports. However, market sentiment shifted significantly after both the Fed and ECB turned remarkably more dovish in their interest rate projections and lowered their growth forecasts. The U.S. and China appear to be making progress on trade talks, such that President Trump did not increase tariffs as initially planned in March 2019. While these events did reduce some of the markets’ uncertainty, downside risks still appear to be rising.

Nevertheless, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

April 23, 2019

Portfolio Managers’ Comments

Nuveen Strategy Aggressive Growth Allocation Fund

Nuveen Strategy Balanced Allocation Fund

Nuveen Strategy Conservative Allocation Fund

Nuveen Strategy Growth Allocation Fund

During the reporting period, Derek B. Bloom, CFA, and Nathan S. Shetty were the portfolio managers for the four Funds. Derek assumed portfolio management responsibilities in December 2013 and Nathan was named a portfolio manager to the Funds on September 4, 2018.

The portfolio managers make the Funds’ allocation decisions in consultation with the Asset Allocation and Quantitative Investment Team that operates in Nuveen Solutions, a unit of NAM. The team is responsible for managing global multi-asset class strategies using macro, top-down quantitative analysis.

Effective December 14, 2018, the Board of Directors of Nuveen Strategy Funds, Inc. and the Board of Trustees of TIAA-CREF Funds have each approved the reorganization of the Nuveen Strategy Aggressive Growth Allocation Fund (the “Target Fund”), into TIAA-CREF Lifestyle Aggressive Growth Fund (the “Acquiring Fund”). In order for the reorganization to occur, it must be approved by the shareholders of the Target Fund.

Effective December 14, 2018, the Board of Directors of Nuveen Strategy Funds, Inc. and the Board of Trustees of TIAA-CREF Funds have each approved the reorganization of the Nuveen Strategy Balanced Allocation Fund (the “Target Fund”), into TIAA-CREF Lifestyle Moderate Fund (the “Acquiring Fund”). In order for the reorganization to occur, it must be approved by the shareholders of the Target Fund.

Effective December 14, 2018, the Board of Directors of Nuveen Strategy Funds, Inc. and the Board of Trustees of TIAA-CREF Funds have each approved the reorganization of the Nuveen Strategy Conservative Allocation Fund (the “Target Fund”), into TIAA-CREF Lifestyle Conservative Fund (the “Acquiring Fund”). In order for the reorganization to occur, it must be approved by the shareholders of the Target Fund.

Effective December 14, 2018, the Board of Directors of Nuveen Strategy Funds, Inc. and the Board of Trustees of TIAA-CREF Funds have each approved the reorganization of the Nuveen Strategy Growth Allocation Fund (the “Target Fund”), into TIAA-CREF Lifestyle Growth Fund (the “Acquiring Fund”). In order for the reorganization to occur, it must be approved by the shareholders of the Target Fund.

A special meeting of the Target Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in April 2019. For additional information, please consult the Target Fund’s prospectus.

Here the portfolio managers discuss key investment strategies and the Funds’ performance for the six-month reporting period ended February 28, 2019.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at anytime, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

How did the Funds perform during the six-month reporting period ended February 28, 2019?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the six-month, one-year, five-year and ten-year periods ending February 28, 2019. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Morningstar Index and Lipper classification average.

Nuveen Strategy Aggressive Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the six-month reporting period ended February 28, 2019?

The Fund’s Class A Shares at NAV underperformed both the Lipper classification average and the Morningstar Index for the six-month reporting period ended February 28, 2019.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of a high level of capital growth. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 90% stock funds with the remaining 10% allocated to fixed income, commodities and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

During this reporting period, the Fund’s overall equity exposure included an underweight position to benchmark neutral, increasing U.S. small-cap exposure to an overweight position, decreasing Canadian equity exposure to an underweight, and shifting to an overweight in emerging markets exposure relative to developed markets exposure. We also changed the Fund’s fixed income allocation by further reducing its high yield exposure and adding an overweight to interest rate exposure (duration) with U.S. 10-year Treasury futures.

The overall performance of the Fund can be largely attributed to the underperformance of its U.S. large-cap and international equity managers during the market downturn in the fourth quarter of 2018. Tactical hedges implemented earlier in the reporting period, such as long U.S. 10-year Treasury futures and long Japanese yen futures, were beneficial to performance, although not enough to provide a full offset to the equity shortfall. Our tactical positioning contributed only modestly overall to the Fund’s performance during this reporting period.

What were the Fund’s portfolio allocations over the six-month reporting period end February 28, 2019?

In an effort to achieve its objective of providing a high level of capital growth, the majority of the Nuveen Strategy Aggressive Growth Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Aggressive Growth Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Dividend Value Fund	13.0%
Nuveen NWQ International Value Fund	9.6%
Nuveen International Growth Fund	9.3%
Nuveen Santa Barbara Dividend Growth Fund	8.6%
Nuveen Large Cap Growth Fund	7.6%

As mentioned previously, we changed the Fund’s portfolio allocations during the reporting period as a result of management and organizational transitions. The most notable change was a shift in the portfolio’s total equity allocation to benchmark neutral. Within the Fund’s equity exposure, tactical allocations consisted of an overweight to U.S. small-cap stocks. We also shifted to an underweight in Canadian equities. Additionally, we moved to an overweight in emerging market stocks, while at the same time underweighting developed market stocks. Finally, as a hedge for potential risk-off market environments, we added long futures positions in U.S. 10-year Treasuries and the Japanese yen during this reporting period.

Elsewhere in the U.S. equity portfolio, we continued to actively adjust exposures between the large-, mid- and small-cap segments as well as overall equity exposure on an opportunistic basis. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

Within the Fund’s fixed income portfolio, we opportunistically added an overweight to duration using U.S. 10-year Treasury futures mentioned above, as well as through additional core fixed income exposure. As of the end of the reporting period, the Fund maintained this duration overweight. Although we lowered the Fund’s high yield corporate bond exposure as noted, we continued to maintain some alternative fixed income exposure largely through municipal bond and high yield municipal bond positions.

In terms of the Fund’s real estate allocation, we continued to maintain a small overweight. This allocation was unchanged over the reporting period and did not contribute significantly to performance. We primarily achieved the Fund’s real estate exposure through a position in the Nuveen Real Estate Securities Fund. The Fund held no direct commodity exposure during the reporting period.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Nuveen Strategy Balanced Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the six-month reporting period ended February 28, 2019?

The Fund’s Class A Shares at NAV underperformed both the Lipper classification average and the Morningstar Index for the six-month reporting period ended February 28, 2019.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of capital growth and current income. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 60% stock funds with the remaining 40% allocated to fixed income, commodities and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

During this reporting period, the Fund’s overall equity exposure included an underweight position to benchmark neutral, increasing U.S. small-cap exposure to an overweight position, decreasing Canadian equity exposure to an underweight, and shifting to an overweight in emerging markets exposure relative to developed markets exposure. We also changed the Fund’s fixed income allocation by further reducing its high yield exposure and adding an overweight to interest rate exposure (duration) with U.S. 10-year Treasury futures.

The overall performance of the Fund can be largely attributed to the underperformance of its U.S. large-cap and international equity managers during the market downturn in the fourth quarter of 2018. Tactical hedges implemented earlier in the reporting period, such as long U.S. 10-year Treasury futures and long Japanese yen futures, were beneficial to performance, although not enough to provide a full offset to the equity shortfall. Our tactical positioning contributed only modestly overall to the Fund’s performance during this reporting period.

What were the Fund’s portfolio allocations over the six-month reporting period end February 28, 2019?

In an effort to achieve its objective of providing both capital growth and current income, the majority of the Nuveen Strategy Balanced Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the

Portfolio Managers’ Comments (continued)

Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Balanced Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Core Bond Fund	17.7%
Nuveen Core Plus Bond Fund	9.5%
Nuveen Short Term Bond Fund	8.5%
Nuveen Dividend Value Fund	7.3%
First American Treasury Obligation CL Z Fund	7.2%

As mentioned previously, we changed the Fund’s portfolio allocations during the reporting period as a result of management and organizational transitions. The most notable change was a shift in the portfolio’s total equity allocation to benchmark neutral. Within the Fund’s equity exposure, tactical allocations consisted of an overweight to U.S. small-cap stocks. We also shifted to an underweight in Canadian equities. Additionally, we moved to an overweight in emerging market stocks, while at the same time underweighting developed market stocks. Finally, as a hedge for potential risk-off market environments, we added long futures positions in U.S. 10-year Treasuries and the Japanese yen during this reporting period.

Elsewhere in the U.S. equity portfolio, we continued to actively adjust exposures between the large-, mid- and small-cap segments as well as overall equity exposure on an opportunistic basis. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

Within the Fund’s fixed income portfolio, we opportunistically added an overweight to duration using U.S. 10-year Treasury futures mentioned above, as well as through additional core fixed income exposure. As of the end of the reporting period, the Fund maintained this duration overweight. Although we lowered the Fund’s high yield corporate bond exposure as noted, we continued to maintain some alternative fixed income exposure largely through municipal bond and high yield municipal bond positions.

In terms of the Fund’s real estate allocation, we continued to maintain a small overweight. This allocation was unchanged over the reporting period and did not contribute significantly to performance. We primarily achieved the Fund’s real estate exposure through a position in the Nuveen Real Estate Securities Fund. The Fund held no direct commodity exposure during the reporting period.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Nuveen Strategy Conservative Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the six-month reporting period ended February 28, 2019?

The Fund’s Class A Shares at NAV underperformed both the Lipper classification average and the Morningstar Index for the six-month reporting period ended February 28, 2019.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of a high level of current income consistent with limited risk to capital. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 70% allocated to fixed income and commodities, and 30% equity funds and other securities including exchange-traded funds (ETFs), closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

During this reporting period, the Fund’s fixed income allocation included reducing its high yield exposure and adding an overweight to interest rate exposure (duration) with U.S. 10-year Treasury futures. We also shifted the Fund’s overall equity exposure from an underweight position to benchmark neutral, increasing U.S. small-cap exposure to an overweight position, decreasing Canadian equity exposure to an underweight, and shifting to an overweight in emerging markets exposure relative to developed markets exposure.

The overall performance of the Fund can be largely attributed to the underperformance of its U.S. large-cap and international equity managers during the market downturn in the fourth quarter of 2018. Tactical hedges implemented earlier in the reporting period, such as long U.S. 10-year Treasury futures and long Japanese yen futures, were beneficial to performance, although not enough to provide a full offset to the equity shortfall. Our tactical positioning contributed only modestly overall to the Fund’s performance during this reporting period.

What were the Fund’s portfolio allocations over the six-month reporting period end February 28, 2019?

In an effort to achieve its objective of providing a high level of current income with limited risk to capital, the majority of the Nuveen Strategy Conservative Allocation Fund continued to be positioned in fixed income securities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Conservative Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Core Bond Fund	27.1%
Nuveen Core Plus Bond Fund	15.4%
Nuveen Short Term Bond Fund	14.0%
Nuveen Inflation Protected Securities Fund	7.1%
Nuveen Dividend Value Fund	5.0%

As mentioned previously, we changed the Fund’s portfolio allocations during the reporting period as a result of management and organizational transitions. Within the Fund’s fixed income portfolio, the most notable change was an opportunistic shift to overweight duration using U.S. 10-year Treasury futures and additional core fixed income exposure. As of the end of the reporting period, the Fund maintained this duration overweight. Although we lowered the Fund’s high yield corporate bond exposure as noted, we continued to maintain some alternative fixed income exposure largely through municipal bond and high yield municipal bond positions.

We also shifted the Fund’s total equity allocation to benchmark neutral. Within the Fund’s equity exposure, tactical allocations consisted of an overweight to U.S. small-cap stocks. We also moved to an underweight in Canadian equities. Additionally, we shifted to an overweight in emerging market stocks, while at the same time underweighting developed market stocks. Finally, as a hedge for potential risk-off market environments, we added long futures positions in U.S. 10-year Treasuries, as mentioned above, and the Japanese yen during this reporting period.

Elsewhere in the U.S. equity portfolio, we continued to actively adjust exposures between the large-, mid- and small-cap segments as well as overall equity exposure on an opportunistic basis. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Portfolio Managers’ Comments (continued)

Nuveen Strategy Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the six-month reporting period ended February 28, 2019?

The Fund’s Class A Shares at NAV underperformed both the Lipper classification average and the Morningstar Index for the six-month reporting period ended February 28, 2019.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of capital growth with a moderate level of current income. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 75% stock funds with the remaining 25% allocated to fixed income, commodities and other securities including exchange-traded funds, closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

During this reporting period, the Fund’s overall equity exposure included an underweight position to benchmark neutral, increasing U.S. small-cap exposure to an overweight position, decreasing Canadian equity exposure to an underweight, and shifting to an overweight in emerging markets exposure relative to developed markets exposure. We also changed the Fund’s fixed income allocation by further reducing its high yield exposure and adding an overweight to interest rate exposure (duration) with U.S. 10-year Treasury futures.

Although equity markets performed well since the lows hit in late December 2018, they still had not fully recovered to previous highs as of the end the reporting period. The overall performance of the Fund can be largely attributed to the underperformance of its U.S. large-cap and international equity managers during the market downturn in the fourth quarter of 2018. Tactical hedges implemented earlier in the reporting period, such as long U.S. 10-year Treasury futures and long Japanese yen futures, were beneficial to performance, although not enough to provide a full offset to the equity shortfall. Our tactical positioning contributed only modestly overall to the Fund’s performance during this reporting period.

What were the Fund’s portfolio allocations over the six-month reporting period end February 28, 2019?

In an effort to achieve its objective of providing capital growth with a moderate level of current income, the majority of the Nuveen Strategy Growth Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Growth Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Dividend Value Fund	9.3%
Nuveen Core Plus Bond Fund	8.3%
Nuveen Santa Barbara Dividend Growth Fund	8.0%
Nuveen NWQ International Value Fund	7.7%
Nuveen International Growth Fund	7.6%

As mentioned previously, we changed the Fund’s portfolio allocations during the reporting period as a result of management and organizational transitions. The most notable change was a shift in the portfolio’s total equity allocation to benchmark neutral. Within the Fund’s equity exposure, tactical allocations consisted of an overweight to U.S. small-cap stocks. We also shifted to an underweight in Canadian equities. Additionally, we moved to an overweight in emerging market stocks, while at the same time underweighting developed market stocks. Finally, as a hedge for potential risk-off market environments, we added long futures positions in U.S. 10-year Treasuries and the Japanese yen during this reporting period.

Elsewhere in the U.S. equity portfolio, we continued to actively adjust exposures between the large-, mid- and small-cap segments as well as overall equity exposure on an opportunistic basis. We implemented all of these changes through a combination of futures contracts such as S&P 500® E-mini futures, Nasdaq 100 E-mini futures, S&P MidCap 400® E-Mini futures and Russell 2000® Mini Index futures.

Within the Fund’s fixed income portfolio, we opportunistically added an overweight to duration using U.S. 10-year Treasury futures mentioned above, as well as through additional core fixed income exposure. As of the end of the reporting period, the Fund maintained this duration overweight. Although we lowered the Fund’s high yield corporate bond exposure as noted, we continued to maintain some alternative fixed income exposure largely through municipal bond and high yield municipal bond positions.

In terms of the Fund’s real estate allocation, we continued to maintain a small overweight. This allocation was unchanged over the reporting period and did not contribute significantly to performance. We primarily achieved the Fund’s real estate exposure through a position in the Nuveen Real Estate Securities Fund. The Fund held no direct commodity exposure during the reporting period.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions.

Risk Considerations and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen funds). Generally, your cost to invest in asset allocation funds will be greater than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each fund’s allocation. These risks include, but are not limited to, volatility related to small- and mid-cap stocks, the potential high volatility of commodities, foreign securities risk, and credit and interest-rate risk related to debt securities. The Funds’ potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Dividend Information

Nuveen Strategy Conservative Allocation seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by the Nuveen Strategy Conservative Allocation Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Aggressive Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(6.67)%	(4.92)%	4.15%	11.33%
Class A Shares at maximum Offering Price	(12.04)%	(10.39)%	2.92%	10.67%
Morningstar Aggressive Target Risk Index	(2.21)%	1.41%	6.96%	13.83%
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Classification Average	(4.06)%	(0.78)%	5.51%	12.54%

Class C Shares	(7.01)%	(5.62)%	3.37%	10.50%
Class R3 Shares	(6.76)%	(5.11)%	3.89%	11.06%
Class I Shares	(6.48)%	(4.62)%	4.42%	11.61%

Average Annual Total Returns as of March 31, 2019 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(5.62)%	(3.66)%	4.33%	10.63%
Class A Shares at maximum Offering Price	(11.04)%	(9.19)%	3.10%	9.98%
Class C Shares	(5.99)%	(4.39)%	3.54%	9.80%
Class R3 Shares	(5.77)%	(3.91)%	4.05%	10.35%
Class I Shares	(5.56)%	(3.43)%	4.58%	10.89%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.39%	2.14%	1.64%	1.14%
Net Expense Ratios*	1.20%	1.95%	1.45%	0.95%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.70%, which reflect the fees and expenses of underlying funds in which the Fund invests.

Nuveen Strategy Balanced Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.60)%	(2.75)%	3.11%	9.47%
Class A Shares at maximum Offering Price	(9.13)%	(8.37)%	1.89%	8.82%
Morningstar Moderate Target Risk Index	(0.10)%	2.45%	5.21%	10.00%
Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average	(1.21)%	1.27%	4.29%	9.43%

Class C Shares	(3.97)%	(3.51)%	2.35%	8.64%
Class R3 Shares	(3.69)%	(2.96)%	2.87%	9.18%
Class I Shares	(3.48)%	(2.42)%	3.37%	9.73%

Average Annual Total Returns as of March 31, 2019 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.96)%	(1.20)%	3.36%	9.07%
Class A Shares at maximum Offering Price	(7.62)%	(6.85)%	2.15%	8.43%
Class C Shares	(2.39)%	(1.90)%	2.59%	8.26%
Class R3 Shares	(2.12)%	(1.39)%	3.12%	8.79%
Class I Shares	(1.94)%	(0.96)%	3.62%	9.33%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.20%	1.95%	1.45%	0.95%
Net Expense Ratios*	1.14%	1.89%	1.39%	0.89%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.64%, which reflect the fees and expenses of underlying funds in which the Fund invests.

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Conservative Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.07)%	(2.15)%	2.02%	7.33%
Class A Shares at maximum Offering Price	(7.68)%	(7.79)%	0.81%	6.69%
Morningstar Moderately Conservative Target Risk Index	0.77%	2.90%	4.18%	7.68%
Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average	(0.14)%	1.49%	3.16%	7.22%

Class C Shares	(2.46)%	(2.97)%	1.25%	6.52%
Class R3 Shares	(2.21)%	(2.41)%	1.77%	7.05%
Class I Shares	(1.86)%	(1.89)%	2.29%	7.59%

Average Annual Total Returns as of March 31, 2019 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.33)%	(0.43)%	2.31%	7.20%
Class A Shares at maximum Offering Price	(6.05)%	(6.18)%	1.10%	6.56%
Class C Shares	(0.70)%	(1.16)%	1.55%	6.40%
Class R3 Shares	(0.37)%	(0.60)%	2.07%	6.94%
Class I Shares	(0.19)%	(0.07)%	2.58%	7.48%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.18%	1.93%	1.43%	0.93%
Net Expense Ratios*	1.07%	1.82%	1.32%	0.82%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.57%, which reflect the fees and expenses of underlying funds in which the Fund invests.

Nuveen Strategy Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.93)%	(3.24)%	4.17%	10.65%
Class A Shares at maximum Offering Price	(10.38)%	(8.81)%	2.94%	10.00%
Morningstar Moderately Aggressive Target Risk Index	(1.17)%	1.83%	6.19%	12.18%
Lipper Mixed-Asset Target Allocation Growth Funds Classification Average	(2.27)%	0.99%	5.37%	11.10%

Class C Shares	(5.23)%	(3.95)%	3.40%	9.83%
Class R3 Shares	(5.07)%	(3.50)%	3.92%	10.36%
Class I Shares	(4.78)%	(2.95)%	4.44%	10.93%

Average Annual Total Returns as of March 31, 2019 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.78)%	(1.98)%	4.36%	10.08%
Class A Shares at maximum Offering Price	(9.32)%	(7.59)%	3.13%	9.43%
Class C Shares	(4.12)%	(2.67)%	3.59%	9.27%
Class R3 Shares	(3.89)%	(2.15)%	4.11%	9.81%
Class I Shares	(3.70)%	(1.69)%	4.61%	10.36%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.30%	2.05%	1.55%	1.05%
Net Expense Ratios*	1.19%	1.94%	1.44%	0.94%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses (as discussed in the footnote below), fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.69%, which reflect the fees and expenses of underlying funds in which the Fund invests.

Holding Summaries    as of February 28, 2019

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

Nuveen Strategy Aggressive Growth Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Equity Funds	79.5%

Affiliated Fixed Income Funds	11.0%

Money Market Funds	6.4%

U.S. Government And Agency Obligations	3.5%

Other Assets Less Liabilities	(0.4)%

Net Assets	100%

Affiliated Equity Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns

Nuveen Dividend Value Fund (Class R6)	13.0%	(0.23)%

Nuveen International Growth Fund (Class R6)	9.3%	(11.16)%

Nuveen Large Cap Core Fund (Class R6)	5.8%	(0.30)%

Nuveen Large Cap Growth Fund (Class R6)	7.6%	1.45%

Nuveen Large Cap Select Fund (Class I)	7.0%	(0.11)%

Nuveen Large-Cap Value Fund (Class R6)	5.4%	(1.17)%

Nuveen NWQ International Value Fund (Class I)	9.6%	(10.09)%

Nuveen NWQ Large-Cap Value Fund (Class R3)	2.3%	(0.81)%

Nuveen Real Asset Income Fund (Class R6)	0.0%	5.48%

Nuveen Real Estate Securities Fund (Class R6)	2.6%	19.45%

Nuveen Santa Barbara Dividend Growth Fund (Class R6)	8.6%	5.18%

Nuveen Small Cap Growth Opportunities Fund (Class R6)	3.4%	9.85%

Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns

Nuveen Small Cap Select Fund (Class R6)	1.0%	5.11%

Nuveen Winslow Large-Cap Growth Fund (Class R6)	3.9%	9.94%

Affiliated Fixed Income Funds

Nuveen Core Bond Fund (Class R6)	7.1%	2.93%

Nuveen Core Plus Bond Fund (Class R6)	2.2%	2.52%

Nuveen High Yield Municipal Bond Fund (Class R6)	1.0%	5.82%

Nuveen Short Term Bond Fund (Class R6)	0.7%	2.70%

Nuveen Strategy Balanced Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Equity Funds	47.4%

Affiliated Fixed Income Funds	43.5%

Money Market Funds	7.2%

U.S. Government And Agency Obligations	2.3%

Other Assets Less Liabilities	(0.4)%

Net Assets	100%

Affiliated Equity Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns

Nuveen Dividend Value Fund (Class R6)	7.3%	(0.23)%

Nuveen Global Infrastructure Fund (Class R6)	1.5%	8.77%

Nuveen International Growth Fund (Class R6)	5.3%	(11.16)%

Nuveen Large Cap Core Fund (Class R6)	2.6%	(0.30)%

Nuveen Large Cap Growth Fund (Class R6)	4.7%	1.45%

Nuveen Large Cap Select Fund (Class I)	4.9%	(0.11)%

Nuveen Large-Cap Value Fund (Class R6)	3.1%	(1.17)%

Nuveen NWQ International Value Fund (Class I)	5.7%	(10.09)%

Nuveen Real Asset Income Fund (Class R6)	0.0%	5.48%

Nuveen Real Estate Securities Fund (Class R6)	1.8%	19.45%

Nuveen Santa Barbara Dividend Growth Fund (Class R6)	6.0%	5.18%

Nuveen Small Cap Growth Opportunities Fund (Class R6)	0.2%	9.85%

Nuveen Small Cap Select Fund (Class R6)	1.7%	5.11%

Nuveen Winslow Large-Cap Growth Fund (Class R6)	2.7%	9.94%

Affiliated Fixed Income Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns

Nuveen All-American Municipal Bond Fund (Class R6)	1.7%	3.89%

Nuveen Core Bond Fund (Class R6)	17.7%	2.93%

Nuveen Core Plus Bond Fund (Class R6)	9.5%	2.52%

Nuveen High Yield Municipal Bond Fund (Class R6)	1.1%	5.82%

Nuveen Inflation Protected Securities Fund (Class R6)	4.9%	1.79%

Nuveen Short Term Bond Fund (Class R6)	8.5%	2.70%

Holding Summaries    as of February 28, 2019 (continued)

Nuveen Strategy Conservative Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Fixed Income Funds	67.6%

Affiliated Equity Funds	28.1%

Money Market Funds	2.3%

U.S. Government And Agency Obligations	2.3%

Other Assets Less Liabilities	(0.3)%

Net Assets	100%

Affiliated Fixed Income Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns

Nuveen All-American Municipal Bond Fund (Class R6)	2.5%	3.89%

Nuveen Core Bond Fund (Class R6)	27.2%	2.93%

Nuveen Core Plus Bond Fund (Class R6)	15.4%	2.52%

Nuveen High Yield Municipal Bond Fund (Class R6)	1.4%	5.82%

Nuveen Inflation Protected Securities Fund (Class R6)	7.1%	1.79%

Nuveen Short Term Bond Fund (Class R6)	14.0%	2.70%

Affiliated Equity Funds

Nuveen Dividend Value Fund (Class R6)	5.0%	(0.23)%

Nuveen Global Infrastructure Fund (Class R6)	1.6%	8.77%

Nuveen International Growth Fund (Class R6)	2.4%	(11.16)%

Nuveen Large Cap Core Fund (Class R6)	1.6%	(0.30)%

Nuveen Large Cap Growth Fund (Class R6)	3.2%	1.45%

Nuveen Large Cap Select Fund (Class I)	2.8%	(0.11)%

Nuveen Large-Cap Value Fund (Class R6)	2.5%	(1.17)%

Nuveen NWQ International Value Fund (Class I)	2.3%	(10.09)%

Nuveen Real Asset Income Fund (Class R6)	0.0%	5.48%

Affiliated Equity Funds (continued)	Weightings (% of net assets)	1-Year Average Annual Total Returns

Nuveen Santa Barbara Dividend Growth Fund (Class R6)	2.4%	5.18%

Nuveen Small Cap Select Fund (Class R6)	2.5%	5.11%

Nuveen Winslow Large-Cap Growth Fund (Class R6)	1.8%	9.94%

Nuveen Strategy Growth Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Equity Funds	67.9%

Affiliated Fixed Income Funds	22.1%

Money Market Funds	7.7%

U.S. Government And Agency Obligations	2.7%

Other Assets Less Liabilities	(0.4)%

Net Assets	100%

Affiliated Equity Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns

Nuveen Dividend Value Fund (Class R6)	9.3%	(0.23)%

Nuveen Global Infrastructure Fund (Class R6)	1.8%	8.77%

Nuveen International Growth Fund (Class R6)	7.6%	(11.16)%

Nuveen Large Cap Core Fund (Class R6)	4.4%	(0.30)%

Nuveen Large Cap Growth Fund (Class R6)	7.1%	1.45%

Nuveen Large Cap Select Fund (Class I)	6.5%	(0.11)%

Nuveen Large-Cap Value Fund (Class R6)	4.5%	(1.17)%

Nuveen NWQ International Value Fund (Class I)	7.7%	(10.09)%

Nuveen NWQ Large-Cap Value Fund (Class R3)	1.8%	(0.81)%

Nuveen Real Asset Income Fund (Class R6)	0.0%	5.48%

Nuveen Real Estate Securities Fund (Class R6)	2.2%	19.45%

Nuveen Santa Barbara Dividend Growth Fund (Class R6)	8.0%	5.18%

Nuveen Small Cap Growth Opportunities Fund (Class R6)	1.7%	9.85%

Nuveen Small Cap Select Fund (Class R6)	1.6%	5.11%

Nuveen Winslow Large-Cap Growth Fund (Class R6)	3.7%	9.94%

Affiliated Fixed Income Funds	Weightings (% of net assets)	1-Year Average Annual Total Returns

Nuveen All-American Municipal Bond Fund (Class R6)	0.6%	3.89%

Nuveen Core Bond Fund (Class R6)	5.1%	2.93%

Nuveen Core Plus Bond Fund (Class R6)	8.3%	2.52%

Nuveen High Yield Municipal Bond Fund (Class R6)	2.1%	5.82%

Nuveen Inflation Protected Securities Fund (Class R6)	1.2%	1.79%

Nuveen Short Term Bond Fund (Class R6)	4.8%	2.70%

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended February 28, 2019.

The beginning of the period is September 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

In addition to the fees and expenses which the Funds bears directly; the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Because the underlying funds have varied expenses and fee levels and the Funds may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These underlying fees and expenses are not reflected in the expenses shown in the tables.

Nuveen Strategy Aggressive Growth Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$933.30	$929.90	$932.40	$935.20
Expenses Incurred During the Period	$2.40	$5.98	$3.59	$1.20
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.32	$1,018.60	$1,021.08	$1,023.55
Expenses Incurred During the Period	$2.51	$6.26	$3.76	$1.25

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategy Balanced Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$964.00	$960.30	$963.10	$965.20
Expenses Incurred During the Period	$2.43	$6.08	$3.65	$1.22
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.32	$1,018.60	$1,021.08	$1,023.55
Expenses Incurred During the Period	$2.51	$6.26	$3.76	$1.25

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategy Conservative Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$979.30	$975.40	$977.90	$981.40
Expenses Incurred During the Period	$2.45	$6.12	$3.68	$1.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.32	$1,018.60	$1,021.08	$1,023.55
Expenses Incurred During the Period	$2.51	$6.26	$3.76	$1.25

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategy Growth Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$950.70	$947.70	$949.30	$952.20
Expenses Incurred During the Period	$2.42	$6.04	$3.62	$1.21
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.32	$1,018.60	$1,021.08	$1,023.55
Expenses Incurred During the Period	$2.51	$6.26	$3.76	$1.25

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategy Aggressive Growth Allocation Fund

Portfolio of Investments    February 28, 2019

(Unaudited)

Shares	Description (1), (2)				Value

	LONG-TERM INVESTMENTS – 90.5%

	EQUITY FUNDS – 79.5%

	Affiliated Equity Funds – 79.5%

536,216	Nuveen Dividend Value Fund (Class R6)				$7,260,364

124,483	Nuveen International Growth Fund (Class R6)				5,215,818

105,121	Nuveen Large Cap Core Fund (Class R6)				3,250,343

166,130	Nuveen Large Cap Growth Fund (Class R6)				4,247,953

139,479	Nuveen Large Cap Select Fund (Class I)				3,934,694

135,069	Nuveen Large-Cap Value Fund (Class R6)				3,016,080

232,162	Nuveen NWQ International Value Fund (Class I)				5,390,810

264,320	Nuveen NWQ Large-Cap Value Fund (Class R3)				1,313,669

22	Nuveen Real Asset Income Fund (Class R6)				511

70,582	Nuveen Real Estate Securities Fund (Class R6)				1,473,754

117,521	Nuveen Santa Barbara Dividend Growth Fund (Class R6)				4,813,657

73,818	Nuveen Small Cap Growth Opportunities Fund (Class R6)				1,885,312

55,984	Nuveen Small Cap Select Fund (Class R6)				573,275

56,710	Nuveen Winslow Large-Cap Growth Fund (Class R6)				2,193,553
	Total Equity Funds (cost $41,424,968)				44,569,793

	FIXED INCOME FUNDS – 11.0%

	Affiliated Fixed Income Funds – 11.0%

418,726	Nuveen Core Bond Fund (Class R6)				3,982,086

117,638	Nuveen Core Plus Bond Fund (Class R6)				1,258,724

31,057	Nuveen High Yield Municipal Bond Fund (Class R6)				531,069

38,006	Nuveen Short Term Bond Fund (Class R6)				373,598
	Total Fixed Income Funds (cost $6,137,281)				6,145,477
	Total Long-Term Investments (cost $47,562,249)				50,715,270

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 9.9%

	Money Market Funds – 6.4%

$3,597,270	First American Treasury Obligations Fund, Class Z	2.280% (4)	N/A	N/A	$3,597,270

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 3.5%

2,000	U.S. Treasury Bills, (5)	0.000%	7/18/19	N/R	1,981,409
	Total Short-Term Investments (cost $5,578,553)				5,578,679
	Total Investments (cost $53,140,802) – 100.4%				56,293,949
	Other Assets Less Liabilities – (0.4)% (6)				(202,401)
	Net Assets – 100%				$56,091,548

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Japanese Yen	Long	27	3/19	$3,003,603	$3,033,281	$29,679	$(10,631)
Mini MSCI Emerging Markets Index	Long	149	3/19	7,287,174	7,797,915	510,741	(105,045)
Nasdaq 100 E-Mini	Long	9	3/19	1,166,884	1,278,450	111,566	(3,465)
Russell 2000® Mini	Long	32	3/19	2,199,909	2,520,800	320,891	(10,560)
S&P 500® E-Mini	Short	(42)	3/19	(5,328,658)	(5,847,870)	(519,212)	21,840
S&P MidCap 400® E-Mini	Long	34	3/19	5,849,928	6,496,721	646,792	(27,540)
S&P/TSX 60® Index	Short	(18)	3/19	(2,364,249)	(2,605,449)	(241,200)	13,678
U.S. Treasury 10-Year Note	Long	29	6/19	3,556,651	3,538,000	(18,651)	(6,344)
Total				$15,371,242	$16,211,848	$840,606	$(128,067)
Total receivable for variation margin on futures contracts							$35,518
Total payable for variation margin on futures contracts							$(163,585)
*	The aggregate Notional Amount of long and short positions is $23,064,149 and $(7,692,907), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is effective yield as of the end of the reporting period.

(6)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (OTC) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

MSCI	Morgan Stanley Capital International Inc.

N/A	Not Applicable

S&P	Standard & Poor’s

TSX	Toronto Stock Exchange

See accompanying notes to financial statements.

Nuveen Strategy Balanced Allocation Fund

Portfolio of Investments    February 28, 2019

(Unaudited)

Shares	Description (1), (2)				Value

	LONG-TERM INVESTMENTS – 90.9%

	EQUITY FUNDS – 47.4%

	Affiliated Equity Funds – 47.4%

920,898	Nuveen Dividend Value Fund (Class R6)				$12,468,956

237,869	Nuveen Global Infrastructure Fund (Class R6)				2,507,143

217,014	Nuveen International Growth Fund (Class R6)				9,092,874

141,823	Nuveen Large Cap Core Fund (Class R6)				4,385,152

315,906	Nuveen Large Cap Growth Fund (Class R6)				8,077,711

300,962	Nuveen Large Cap Select Fund (Class I)				8,490,130

239,720	Nuveen Large-Cap Value Fund (Class R6)				5,352,957

424,641	Nuveen NWQ International Value Fund (Class I)				9,860,165

99	Nuveen Real Asset Income Fund (Class R6)				2,300

145,674	Nuveen Real Estate Securities Fund (Class R6)				3,041,682

252,967	Nuveen Santa Barbara Dividend Growth Fund (Class R6)				10,361,538

14,615	Nuveen Small Cap Growth Opportunities Fund (Class R6)				373,268

277,055	Nuveen Small Cap Select Fund (Class R6)				2,837,041

120,485	Nuveen Winslow Large-Cap Growth Fund (Class R6)				4,660,355
	Total Equity Funds (cost $67,648,354)				81,511,272

	FIXED INCOME FUNDS – 43.5%

	Affiliated Fixed Income Funds – 43.5%

257,554	Nuveen All-American Municipal Bond Fund (Class R6)				2,951,566

3,200,215	Nuveen Core Bond Fund (Class R6)				30,434,043

1,534,233	Nuveen Core Plus Bond Fund (Class R6)				16,416,297

110,016	Nuveen High Yield Municipal Bond Fund (Class R6)				1,881,271

766,610	Nuveen Inflation Protected Securities Fund (Class R6)				8,425,040

1,485,544	Nuveen Short Term Bond Fund (Class R6)				14,602,897
	Total Fixed Income Funds (cost $74,148,301)				74,711,114
	Total Long-Term Investments (cost $141,796,655)				156,222,386

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 9.5%

	Money Market Funds – 7.2%

$12,370,921	First American Treasury Obligations Fund, Class Z	2.280% (4)	N/A	N/A	$12,370,921

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 2.3%

4,000	U.S. Treasury Bills, (5)	0.000%	7/18/19	N/R	3,962,818
	Total Short-Term Investments (cost $16,333,486)				16,333,739
	Total Investments (cost $158,130,141) – 100.4%				172,556,125
	Other Assets Less Liabilities – (0.4)% (6)				(626,611)
	Net Assets – 100%				$171,929,514

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Japanese Yen	Long	81	3/19	$9,010,808	$9,099,844	$89,036	$(31,893)
Mini MSCI Emerging Markets Index	Long	356	3/19	17,410,967	18,631,259	1,220,293	(250,980)
Nasdaq 100 E-Mini	Long	26	3/19	3,370,998	3,693,300	322,302	(10,010)
Russell 2000® Mini	Long	95	3/19	6,530,980	7,483,625	952,645	(31,350)
S&P 500® E-Mini	Short	(47)	3/19	(5,963,022)	(6,544,045)	(581,023)	24,440
S&P MidCap 400® E-Mini	Long	46	3/19	8,293,667	8,789,680	496,013	(37,260)
S&P/TSX 60® Index	Short	(53)	3/19	(6,961,399)	(7,671,598)	(710,200)	40,275
U.S. Treasury 10-Year Note	Long	93	6/19	11,405,812	11,346,000	(59,812)	(20,344)
Total				$43,098,811	$44,828,065	$1,729,254	$(317,122)
Total receivable for variation margin on futures contracts							$64,715
Total payable for variation margin on futures contracts							$(381,837)
*	The aggregate Notional Amount of long and short positions is $56,023,232 and ($12,924,421), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is effective yield as of the end of the reporting period.

(6)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (OTC) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

MSCI	Morgan Stanley Capital International Inc.

N/A	Not Applicable

S&P	Standard & Poor’s

TSX	Toronto Stock Exchange

See accompanying notes to financial statements.

Nuveen Strategy Conservative Allocation Fund

Portfolio of Investments    February 28, 2019

(Unaudited)

Shares	Description (1), (2)				Value

	LONG-TERM INVESTMENTS – 95.7%

	FIXED INCOME FUNDS – 67.6%

	Affiliated Fixed Income Funds – 67.6%

143,438	Nuveen All-American Municipal Bond Fund (Class R6)				$1,643,797

1,874,890	Nuveen Core Bond Fund (Class R6)				17,830,202

946,080	Nuveen Core Plus Bond Fund (Class R6)				10,123,058

52,959	Nuveen High Yield Municipal Bond Fund (Class R6)				905,591

424,846	Nuveen Inflation Protected Securities Fund (Class R6)				4,669,059

936,824	Nuveen Short Term Bond Fund (Class R6)				9,208,976
	Total Fixed Income Funds (cost $45,018,041)				44,380,683

	EQUITY FUNDS – 28.1%

	Affiliated Equity Funds – 28.1%

242,331	Nuveen Dividend Value Fund (Class R6)				3,281,164

100,622	Nuveen Global Infrastructure Fund (Class R6)				1,060,560

37,642	Nuveen International Growth Fund (Class R6)				1,577,202

34,338	Nuveen Large Cap Core Fund (Class R6)				1,061,729

82,927	Nuveen Large Cap Growth Fund (Class R6)				2,120,433

64,859	Nuveen Large Cap Select Fund (Class I)				1,829,675

73,061	Nuveen Large-Cap Value Fund (Class R6)				1,631,456

64,723	Nuveen NWQ International Value Fund (Class I)				1,502,878

33	Nuveen Real Asset Income Fund (Class R6)				772

38,594	Nuveen Santa Barbara Dividend Growth Fund (Class R6)				1,580,810

162,659	Nuveen Small Cap Select Fund (Class R6)				1,665,631

30,016	Nuveen Winslow Large-Cap Growth Fund (Class R6)				1,161,034
	Total Equity Funds (cost $16,427,372)				18,473,344
	Total Long-Term Investments (cost $61,445,413)				62,854,027

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 4.6%

	Money Market Funds – 2.3%

$1,515,069	First American Treasury Obligations Fund, Class Z	2.280% (4)	N/A	N/A	$1,515,068

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 2.3%

1,500	U.S. Treasury Bills, (5)	0.000%	7/18/19	N/R	1,486,057
	Total Short-Term Investments (cost $3,001,030)				3,001,125
	Total Investments (cost $64,446,443) – 100.3%				65,855,152
	Other Assets Less Liabilities – (0.3)% (6)				(193,986)
	Net Assets – 100%				$65,661,166

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Japanese Yen	Long	32	3/19	$3,559,825	$3,595,000	$35,175	$(12,600)
Mini MSCI Emerging Markets Index	Long	102	3/19	4,988,535	5,338,170	349,635	(71,910)
Nasdaq 100 E-Mini	Long	10	3/19	1,296,538	1,420,500	123,962	(3,850)
Russell 2000® Mini	Long	36	3/19	2,474,898	2,835,900	361,002	(11,880)
S&P MidCap 400® E-Mini	Long	11	3/19	2,003,500	2,101,880	98,380	(8,910)
S&P/TSX 60® Index	Short	(21)	3/19	(2,758,290)	(3,039,690)	(281,400)	15,958
U.S. Treasury 10-Year Note	Long	33	6/19	4,047,224	4,026,000	(21,224)	(7,219)
Total				$15,612,230	$16,277,760	$665,530	$(100,411)
Total receivable for variation margin on futures contracts							$15,958
Total payable for variation margin on futures contracts							$(116,369)
*	The aggregate Notional Amount of long and short positions is $18,370,520 and $(2,758,290), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is effective yield as of the end of the reporting period.

(6)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (OTC) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

MSCI	Morgan Stanley Capital International Inc.

N/A	Not Applicable

S&P	Standard & Poor’s

TSX	Toronto Stock Exchange

See accompanying notes to financial statements.

Nuveen Strategy Growth Allocation Fund

Portfolio of Investments    February 28, 2019

(Unaudited)

Shares	Description (1), (2)				Value

	LONG-TERM INVESTMENTS – 90.0%

	EQUITY FUNDS – 67.9%

	Affiliated Equity Funds – 67.9%

759,752	Nuveen Dividend Value Fund (Class R6)				$10,287,048

183,504	Nuveen Global Infrastructure Fund (Class R6)				1,934,135

199,199	Nuveen International Growth Fund (Class R6)				8,346,434

155,813	Nuveen Large Cap Core Fund (Class R6)				4,817,723

305,104	Nuveen Large Cap Growth Fund (Class R6)				7,801,499

253,214	Nuveen Large Cap Select Fund (Class I)				7,143,179

223,520	Nuveen Large-Cap Value Fund (Class R6)				4,991,194

363,736	Nuveen NWQ International Value Fund (Class I)				8,445,945

405,824	Nuveen NWQ Large-Cap Value Fund (Class R3)				2,016,944

63	Nuveen Real Asset Income Fund (Class R6)				1,452

116,166	Nuveen Real Estate Securities Fund (Class R6)				2,425,545

214,639	Nuveen Santa Barbara Dividend Growth Fund (Class R6)				8,791,625

72,987	Nuveen Small Cap Growth Opportunities Fund (Class R6)				1,864,097

172,197	Nuveen Small Cap Select Fund (Class R6)				1,763,297

105,249	Nuveen Winslow Large-Cap Growth Fund (Class R6)				4,071,032
	Total Equity Funds (cost $68,714,747)				74,701,149

	FIXED INCOME FUNDS – 22.1%

	Affiliated Fixed Income Funds – 22.1%

59,057	Nuveen All-American Municipal Bond Fund (Class R6)				676,791

587,608	Nuveen Core Bond Fund (Class R6)				5,588,151

858,848	Nuveen Core Plus Bond Fund (Class R6)				9,189,676

135,452	Nuveen High Yield Municipal Bond Fund (Class R6)				2,316,221

117,554	Nuveen Inflation Protected Securities Fund (Class R6)				1,291,915

538,560	Nuveen Short Term Bond Fund (Class R6)				5,294,046
	Total Fixed Income Funds (cost $24,166,283)				24,356,800
	Total Long-Term Investments (cost $92,881,030)				99,057,949

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 10.4%

	Money Market Funds – 7.7%

$8,469,919	First American Treasury Obligations Fund, Class Z	2.280% (4)	N/A	N/A	$8,469,919

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 2.7%

3,000	U.S. Treasury Bills, (5)	0.000%	7/18/19	N/R	2,972,113
	Total Short-Term Investments (cost $11,441,842)				11,442,032
	Total Investments (cost $104,322,872) – 100.4%				110,499,981
	Other Assets Less Liabilities – (0.4)% (6)				(389,952)
	Net Assets – 100%				$110,110,029

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Japanese Yen	Long	50	3/19	$5,562,227	$5,617,188	$54,960	$(19,688)
Mini MSCI Emerging Markets Index	Long	281	3/19	13,742,926	14,706,135	963,209	(198,105)
Nasdaq 100 E-Mini	Long	16	3/19	2,074,460	2,272,800	198,340	(6,160)
Russell 2000® Mini	Long	58	3/19	3,987,335	4,568,950	581,615	(19,140)
S&P 500® E-Mini	Short	(85)	3/19	(10,784,189)	(11,834,975)	(1,050,786)	44,200
S&P MidCap 400® E-Mini	Long	51	3/19	8,923,101	9,745,080	821,979	(41,310)
S&P/TSX 60® Index	Short	(33)	3/19	(4,334,456)	(4,776,656)	(442,200)	25,077
U.S. Treasury 10-Year Note	Long	52	6/19	6,377,444	6,344,000	(33,444)	(11,375)
Total				$25,548,848	$26,642,522	$1,093,673	$(226,501)
Total receivable for variation margin on futures contracts							$69,277
Total payable for variation margin on futures contracts							$(295,778)
*	The aggregate Notional Amount of long and short positions is $40,667,493 and $(15,118,645), respectively.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is effective yield as of the end of the reporting period.

(6)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (OTC) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

MSCI	Morgan Stanley Capital International Inc.

N/A	Not Applicable

S&P	Standard & Poor’s

TSX	Toronto Stock Exchange

See accompanying notes to financial statements.

Statement of Assets and Liabilities

February 28, 2019

(Unaudited)

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Assets
Affiliated long-term investments, at value (cost $47,562,249, $141,796,655, $61,445,413 and $92,881,030, respectively)	$50,715,270	$156,222,386	$62,854,027	$99,057,949
Non-Affiliated short-term investments, at value (cost $5,578,553, $16,333,486, $3,001,030 and $11,441,842, respectively)	5,578,679	16,333,739	3,001,125	11,442,032
Receivable for:
Dividends	16,900	170,967	101,672	62,509
Interest	5,976	18,127	2,025	12,590
Reimbursement from Adviser	11,733	7,133	11,469	8,447
Shares sold	9,328	43,722	5,050	9,295
Variation margin on futures contracts	35,518	64,715	15,958	69,277
Other assets	27,911	36,601	42,105	28,539
Total assets	56,401,315	172,897,390	66,033,431	110,690,638
Liabilities
Payable for:
Dividends	—	—	5,577	—
Investments purchased	16,900	170,967	101,672	62,509
Shares redeemed	55,443	248,049	67,638	114,214
Variation margin on futures contracts	163,585	381,837	116,369	295,778
Accrued expenses:
Directors fees	12	8,481	13,639	36
Professional fees	18,531	30,724	16,280	23,388
Shareholder servicing agent fees	18,423	50,216	15,015	32,357
12b-1 distribution and service fees	12,374	35,480	14,315	22,482
Other	24,499	42,122	21,760	29,845
Total liabilities	309,767	967,876	372,265	580,609
Net assets	$56,091,548	$171,929,514	$65,661,166	$110,110,029
Class A Shares
Net assets	$37,119,408	$117,993,265	$44,408,367	$73,498,613
Shares outstanding	2,619,313	12,097,717	3,965,025	6,169,295
Net asset value (NAV) per share	14.17	9.75	11.20	11.91
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$15.03	$10.34	$11.88	$12.64
Class C Shares
Net assets	$5,800,014	$15,088,597	$7,091,103	$9,523,443
Shares outstanding	427,328	1,579,185	637,634	821,926
NAV and offering price per share	$13.57	$9.55	$11.12	$11.59
Class R3 Shares
Net assets	$2,089,401	$3,204,213	$353,757	$2,687,418
Shares outstanding	149,445	333,444	31,664	228,852
NAV and offering price per share	$13.98	$9.61	$11.17	$11.74
Class I Shares
Net assets	$11,082,725	$35,643,439	$13,807,939	$24,400,555
Shares outstanding	780,164	3,666,818	1,233,091	2,038,510
NAV and offering price per share	$14.21	$9.72	$11.20	$11.97
Fund level net assets consist of:
Capital paid-in	$51,248,045	$152,604,289	$63,131,006	$98,853,936
Total distributable earnings	4,843,503	19,325,225	2,530,160	11,256,093
Net assets	$56,091,548	$171,929,514	$65,661,166	$110,110,029
Authorized shares – per class(1)	10 Billion	10 Billion	10 Billion	10 Billion
Par value per share	$0.01	$0.01	$0.01	$0.01

(1)	Represent authorized shares for Class A, Class C and Class I. Authorized shares for Class R3 is 20 billion.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended February 28, 2019

(Unaudited)

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation

Investment Income

Dividends from affiliated investments	$952,902	$2,796,397	$1,125,042	$1,810,425

Interest from non-affiliated investments	36,476	103,698	25,153	75,527

Total investment income	989,378	2,900,095	1,150,195	1,885,952

Expenses

Management fees	29,182	90,125	34,530	55,534

12b-1 service fees – Class A Shares	47,099	149,797	57,886	91,127

12b-1 distribution and service fees – Class C Shares	31,167	80,074	39,088	52,161

12b-1 distribution and service fees – Class R3 Shares	5,505	7,383	1,570	6,409

Shareholder servicing agent fees	36,485	109,171	27,195	66,010

Custodian fees	5,591	10,938	5,194	6,752

Directors fees	39	125	33	104

Professional fees	18,125	24,615	16,988	20,650

Shareholder reporting expenses	20,614	33,836	19,570	24,491

Federal and state registration fees	32,605	33,116	33,120	32,961

Other	1,396	2,104	1,764	1,627

Total expenses before fee waiver/expense reimbursement	227,808	541,284	236,938	357,826

Fee waiver/expense reimbursement	(70,994)	(78,693)	(51,662)	(69,262)

Net expenses	156,814	462,591	185,276	288,564

Net investment income (loss)	832,564	2,437,504	964,919	1,597,388

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Affiliated investments	(697,106)	2,041,766	(15,061)	266,501

Non-affiliated investments	—	10,075	—	—

Capital gain distributions from Underlying Funds	2,228,757	3,842,130	1,107,312	3,629,986

Futures contracts	(2,433,660)	(5,242,759)	(1,983,795)	(3,830,336)

Total net realized gain (loss)	(902,009)	651,212	(891,544)	66,151

Change in net unrealized appreciation (depreciation) of:

Affiliated investments	(6,717,010)	(16,090,141)	(3,649,733)	(11,750,175)

Non-affiliated investments	148	298	112	225

Futures contracts	2,105,830	5,255,566	1,807,921	3,866,587

Total change in net unrealized appreciation (depreciation)	(4,611,032)	(10,834,277)	(1,841,700)	(7,883,363)

Net realized and unrealized gain (loss)	(5,513,041)	(10,183,065)	(2,733,244)	(7,817,212)

Net increase (decrease) in net assets from operations	$(4,680,477)	$(7,745,561)	$(1,768,325)	$(6,219,824)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Strategy Aggressive Growth Allocation		Strategy Balanced Allocation
	Six Months Ended 2/28/19	Year Ended(1) 8/31/18	Six Months Ended 2/28/19	Year Ended(1) 8/31/18

Operations

Net investment income (loss)	$832,564	$2,049,345	$2,437,504	$6,041,370

Total net realized gain (loss)	(902,009)	5,712,779	651,212	12,589,072

Total change in net unrealized appreciation (depreciation)	(4,611,032)	(1,085,820)	(10,834,277)	(7,540,227)

Net increase (decrease) in net assets from operations	(4,680,477)	6,676,304	(7,745,561)	11,090,215

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(2,513,499)	(2,618,634)	(6,116,581)	(5,623,706)

Class C Shares	(379,237)	(546,568)	(761,908)	(868,179)

Class R3 Shares	(137,041)	(174,833)	(148,305)	(130,099)

Class I Shares	(840,420)	(1,118,077)	(2,015,118)	(3,295,229)

Decrease in net assets from distributions to shareholders	(3,870,197)	(4,458,112)	(9,041,912)	(9,917,213)

Fund Share Transactions

Proceeds from sale of shares	2,275,615	9,017,081	6,018,301	19,782,744

Proceeds from shares issued to shareholders due to reinvestment of distributions	3,566,497	4,129,282	8,603,613	9,452,062

	5,842,112	13,146,363	14,621,914	29,234,806

Cost of shares redeemed	(8,791,469)	(22,459,541)	(40,730,726)	(70,837,286)

Net increase (decrease) in net assets from Fund share transactions	(2,949,357)	(9,313,178)	(26,108,812)	(41,602,480)

Net increase (decrease) in net assets	(11,500,031)	(7,094,986)	(42,896,285)	(40,429,478)

Net assets at the beginning of period	67,591,579	74,686,565	214,825,799	255,255,277

Net assets at the end of period	$56,091,548	$67,591,579	$171,929,514	$214,825,799

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Prounouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)

For the fiscal year ended August 31, 2018, the Strategy Aggressive Growth Allocation’s, Strategy Balanced Allocation’s and Strategy Growth Allocation’s distributions to shareholders were paid from net investment income and accumulated net realized gains while Strategy Conservative Allocation’s distributions were paid from net investment income.

See accompanying notes to financial statements.

	Strategy Conservative Allocation		Strategy Growth Allocation
	Six Months Ended 2/28/19	Year Ended(1) 8/31/18	Six Months Ended 2/28/19	Year Ended(1) 8/31/18

Operations

Net investment income (loss)	$964,919	$1,867,382	$1,597,388	$3,924,503

Total net realized gain (loss)	(891,544)	1,303,960	66,151	9,187,838

Total change in net unrealized appreciation (depreciation)	(1,841,700)	(2,111,972)	(7,883,363)	(2,711,833)

Net increase (decrease) in net assets from operations	(1,768,325)	1,059,370	(6,219,824)	10,400,508

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(372,345)	(880,828)	(3,330,511)	(4,038,277)

Class C Shares	(33,195)	(148,280)	(393,307)	(754,738)

Class R3 Shares	(4,255)	(13,127)	(111,352)	(140,908)

Class I Shares	(134,393)	(402,997)	(1,200,633)	(1,810,964)

Decrease in net assets from distributions to shareholders	(544,188)	(1,445,232)	(5,035,803)	(6,744,887)

Fund Share Transactions

Proceeds from sale of shares	2,574,651	15,814,526	5,401,837	10,584,019

Proceeds from shares issued to shareholders due to reinvestment of distributions	496,372	1,310,402	4,773,768	6,390,396

	3,071,023	17,124,928	10,175,605	16,974,415

Cost of shares redeemed	(11,578,120)	(31,333,523)	(12,418,379)	(33,798,961)

Net increase (decrease) in net assets from Fund share transactions	(8,507,097)	(14,208,595)	(2,242,774)	(16,824,546)

Net increase (decrease) in net assets	(10,819,610)	(14,594,457)	(13,498,401)	(13,168,925)

Net assets at the beginning of period	76,480,776	91,075,233	123,608,430	136,777,355

Net assets at the end of period	$65,661,166	$76,480,776	$110,110,029	$123,608,430

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Prounouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)

For the fiscal year ended August 31, 2018, the Strategy Aggressive Growth Allocation’s, Strategy Balanced Allocation’s and Strategy Growth Allocation’s distributions to shareholders were paid from net investment income and accumulated net realized gains while Strategy Conservative Allocation’s distributions were paid from net investment income.

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Strategy Aggressive Growth Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (09/01)

2019(f)	$16.35	$0.21	$(1.41)	$(1.20)	$(0.32)	$(0.66)	$(0.98)	$14.17

2018	15.87	0.46	1.01	1.47	(0.25)	(0.74)	(0.99)	16.35

2017	14.49	0.16	1.68	1.84	(0.19)	(0.27)	(0.46)	15.87

2016	14.20	0.19	0.56	0.75	(0.14)	(0.32)	(0.46)	14.49

2015	16.67	0.49	(1.19)	(0.70)	(0.48)	(1.29)	(1.77)	14.20

2014	14.48	0.38	2.45	2.83	(0.47)	(0.17)	(0.64)	16.67

Class C (09/01)

2019(f)	15.61	0.15	(1.34)	(1.19)	(0.19)	(0.66)	(0.85)	13.57

2018	15.20	0.31	0.97	1.28	(0.13)	(0.74)	(0.87)	15.61

2017	13.88	0.04	1.64	1.68	(0.09)	(0.27)	(0.36)	15.20

2016	13.61	0.09	0.53	0.62	(0.03)	(0.32)	(0.35)	13.88

2015	16.04	0.37	(1.16)	(0.79)	(0.35)	(1.29)	(1.64)	13.61

2014	13.94	0.27	2.35	2.62	(0.35)	(0.17)	(0.52)	16.04

Class R3 (10/96)

2019(f)	16.11	0.18	(1.37)	(1.19)	(0.28)	(0.66)	(0.94)	13.98

2018	15.66	0.42	0.98	1.40	(0.21)	(0.74)	(0.95)	16.11

2017	14.29	0.11	1.69	1.80	(0.16)	(0.27)	(0.43)	15.66

2016	14.01	0.16	0.55	0.71	(0.11)	(0.32)	(0.43)	14.29

2015	16.47	0.45	(1.18)	(0.73)	(0.44)	(1.29)	(1.73)	14.01

2014	14.31	0.33	2.43	2.76	(0.43)	(0.17)	(0.60)	16.47

Class I (09/01)

2019(f)	16.41	0.23	(1.41)	(1.18)	(0.36)	(0.66)	(1.02)	14.21

2018	15.93	0.52	0.99	1.51	(0.29)	(0.74)	(1.03)	16.41

2017	14.54	0.20	1.69	1.89	(0.23)	(0.27)	(0.50)	15.93

2016	14.25	0.24	0.55	0.79	(0.18)	(0.32)	(0.50)	14.54

2015	16.73	0.54	(1.21)	(0.67)	(0.52)	(1.29)	(1.81)	14.25

2014	14.53	0.44	2.44	2.88	(0.51)	(0.17)	(0.68)	16.73

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)		Net Investment Income (Loss)		Expenses(d)		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(6.67)%	$37,119	0.75	%*	2.66	%*	0.50	%*	2.90	%*	8%

9.45	42,422	0.69		2.66		0.50		2.85		17

13.12	43,716	0.69		0.88		0.50		1.07		14

5.49	47,793	0.65		1.25		0.50		1.40		22

(4.20)	50,354	0.66		3.02		0.50		3.18		20

19.92	60,400	0.65		2.24		0.47		2.43		42

(7.01)	5,800	1.49	*	1.90	*	1.25	*	2.15	*	8

8.56	7,442	1.44		1.81		1.25		2.00		17

12.38	10,594	1.44		0.12		1.25		0.31		14

4.71	10,917	1.40		0.51		1.25		0.66		22

(4.98)	11,377	1.41		2.34		1.25		2.50		20

19.08	13,432	1.40		1.55		1.22		1.74		42

(6.76)	2,089	0.99	*	2.28	*	0.75	*	2.51	*	8

9.10	2,489	0.94		2.40		0.75		2.59		17

12.94	3,063	0.94		0.59		0.75		0.77		14

5.20	3,866	0.90		1.00		0.75		1.15		22

(4.47)	3,926	0.91		2.86		0.75		3.01		20

19.63	4,495	0.90		1.93		0.72		2.12		42

(6.48)	11,083	0.49	*	2.89	*	0.25	*	3.13	*	8

9.68	15,237	0.44		2.98		0.25		3.17		17

13.42	17,313	0.44		1.12		0.25		1.31		14

5.75	18,459	0.40		1.57		0.25		1.72		22

(3.98)	22,489	0.41		3.38		0.25		3.53		20

20.21	27,785	0.40		2.61		0.22		2.79		42
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended February 28, 2019.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Strategy Balanced Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (09/01)

2019(f)	$10.68	$0.14	$(0.56)	$(0.42)	$(0.10)	$(0.41)	$(0.51)	$9.75

2018	10.64	0.27	0.22	0.49	(0.26)	(0.19)	(0.45)	10.68

2017	10.16	0.16	0.62	0.78	(0.14)	(0.16)	(0.30)	10.64

2016	10.34	0.19	0.27	0.46	(0.22)	(0.42)	(0.64)	10.16

2015	12.07	0.37	(0.67)	(0.30)	(0.44)	(0.99)	(1.43)	10.34

2014	11.10	0.30	1.48	1.78	(0.31)	(0.50)	(0.81)	12.07

Class C (09/01)

2019(f)	10.47	0.10	(0.55)	(0.45)	(0.06)	(0.41)	(0.47)	9.55

2018	10.45	0.18	0.22	0.40	(0.19)	(0.19)	(0.38)	10.47

2017	9.99	0.08	0.61	0.69	(0.07)	(0.16)	(0.23)	10.45

2016	10.17	0.12	0.26	0.38	(0.14)	(0.42)	(0.56)	9.99

2015	11.89	0.27	(0.65)	(0.38)	(0.35)	(0.99)	(1.34)	10.17

2014	10.94	0.21	1.46	1.67	(0.22)	(0.50)	(0.72)	11.89

Class R3 (10/96)

2019(f)	10.53	0.12	(0.54)	(0.42)	(0.09)	(0.41)	(0.50)	9.61

2018	10.49	0.24	0.22	0.46	(0.23)	(0.19)	(0.42)	10.53

2017	10.04	0.13	0.61	0.74	(0.13)	(0.16)	(0.29)	10.49

2016	10.21	0.17	0.27	0.44	(0.19)	(0.42)	(0.61)	10.04

2015	11.94	0.33	(0.66)	(0.33)	(0.41)	(0.99)	(1.40)	10.21

2014	10.99	0.27	1.46	1.73	(0.28)	(0.50)	(0.78)	11.94

Class I (09/01)

2019(f)	10.65	0.14	(0.54)	(0.40)	(0.12)	(0.41)	(0.53)	9.72

2018	10.61	0.30	0.21	0.51	(0.28)	(0.19)	(0.47)	10.65

2017	10.13	0.18	0.63	0.81	(0.17)	(0.16)	(0.33)	10.61

2016	10.31	0.22	0.26	0.48	(0.24)	(0.42)	(0.66)	10.13

2015	12.04	0.38	(0.65)	(0.27)	(0.47)	(0.99)	(1.46)	10.31

2014	11.07	0.33	1.48	1.81	(0.34)	(0.50)	(0.84)	12.04

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)		Net Investment Income (Loss)		Expenses(d)		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(3.60)%	$117,993	0.59	%*	2.66	%*	0.50	%*	2.75	%*	8%

4.60	132,400	0.56		2.47		0.50		2.54		12

7.92	138,541	0.55		1.47		0.50		1.52		18

4.84	147,744	0.54		1.91		0.50		1.96		15

(2.54)	157,215	0.54		3.35		0.50		3.39		21

16.70	204,710	0.54		2.51		0.47		2.59		28

(3.97)	15,089	1.34	*	1.90	*	1.25	*	1.98	*	8

3.82	18,376	1.31		1.69		1.25		1.76		12

7.08	25,755	1.30		0.73		1.25		0.79		18

3.99	31,831	1.29		1.18		1.25		1.22		15

(3.20)	37,514	1.29		2.47		1.25		2.50		21

15.85	41,296	1.29		1.76		1.22		1.84		28

(3.69)	3,204	0.84	*	2.42	*	0.75	*	2.51	*	8

4.37	3,231	0.81		2.22		0.75		2.28		12

7.56	3,988	0.80		1.24		0.75		1.30		18

4.61	4,227	0.79		1.72		0.75		1.76		15

(2.77)	5,497	0.79		2.97		0.75		3.01		21

16.36	7,159	0.79		2.23		0.72		2.30		28

(3.48)	35,643	0.34	*	2.78	*	0.25	*	2.86	*	8

4.86	60,818	0.31		2.78		0.25		2.84		12

8.21	86,970	0.30		1.73		0.25		1.79		18

5.01	104,799	0.29		2.17		0.25		2.21		15

(2.22)	117,133	0.29		3.41		0.25		3.45		21

17.03	132,820	0.29		2.78		0.22		2.86		28
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended February 28, 2019.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Strategy Conservative Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (09/01)

2019(f)	$11.53	$0.16	$(0.40)	$(0.24)	$(0.09)	$—	$—	$(0.09)	$11.20

2018	11.57	0.26	(0.10)	0.16	(0.20)	—	—	(0.20)	11.53

2017	11.39	0.21	0.38	0.59	(0.40)	—	(0.01)	(0.41)	11.57

2016	11.39	0.26	0.19	0.45	(0.36)	(0.09)	—	(0.45)	11.39

2015	12.43	0.40	(0.71)	(0.31)	(0.30)	(0.43)	—	(0.73)	11.39

2014	11.46	0.33	1.01	1.34	(0.30)	(0.07)	—	(0.37)	12.43

Class C (09/01)

2019(f)	11.45	0.11	(0.39)	(0.28)	(0.05)	—	—	(0.05)	11.12

2018	11.50	0.17	(0.10)	0.07	(0.12)	—	—	(0.12)	11.45

2017	11.32	0.13	0.37	0.50	(0.31)	—	(0.01)	(0.32)	11.50

2016	11.32	0.18	0.19	0.37	(0.28)	(0.09)	—	(0.37)	11.32

2015	12.35	0.30	(0.69)	(0.39)	(0.21)	(0.43)	—	(0.64)	11.32

2014	11.39	0.23	1.01	1.24	(0.21)	(0.07)	—	(0.28)	12.35

Class R3 (10/96)

2019(f)	11.50	0.14	(0.40)	(0.26)	(0.07)	—	—	(0.07)	11.17

2018	11.54	0.22	(0.09)	0.13	(0.17)	—	—	(0.17)	11.50

2017	11.36	0.18	0.38	0.56	(0.37)	—	(0.01)	(0.38)	11.54

2016	11.36	0.23	0.19	0.42	(0.33)	(0.09)	—	(0.42)	11.36

2015	12.40	0.38	(0.72)	(0.34)	(0.27)	(0.43)	—	(0.70)	11.36

2014	11.43	0.30	1.01	1.31	(0.27)	(0.07)	—	(0.34)	12.40

Class I (09/01)

2019(f)	11.52	0.17	(0.39)	(0.22)	(0.10)	—	—	(0.10)	11.20

2018	11.57	0.29	(0.11)	0.18	(0.23)	—	—	(0.23)	11.52

2017	11.38	0.24	0.38	0.62	(0.42)	—	(0.01)	(0.43)	11.57

2016	11.38	0.29	0.19	0.48	(0.39)	(0.09)	—	(0.48)	11.38

2015	12.43	0.43	(0.71)	(0.28)	(0.34)	(0.43)	—	(0.77)	11.38

2014	11.45	0.35	1.03	1.38	(0.33)	(0.07)	—	(0.40)	12.43

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)		Net Investment Income (Loss)		Expenses(d)		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(2.07)%	$44,408	0.65	%*	2.69	%*	0.50	%*	2.84	%*	8%

1.38	50,592	0.61		2.14		0.50		2.24		16

5.33	52,315	0.58		1.80		0.50		1.88		18

4.15	55,774	0.56		2.27		0.50		2.33		11

(2.45)	59,298	0.55		3.31		0.50		3.36		20

11.86	77,765	0.57		2.37		0.47		2.71		20

(2.46)	7,091	1.40	*	1.92	*	1.25	*	2.06	*	8

0.57	8,961	1.36		1.35		1.25		1.45		16

4.56	15,731	1.33		1.08		1.25		1.16		18

3.46	20,696	1.31		1.52		1.25		1.58		11

(3.28)	22,521	1.30		2.52		1.25		2.57		20

11.00	25,195	1.32		1.82		1.22		1.92		20

(2.21)	354	0.89	*	2.50	*	0.75	*	2.64	*	8

1.12	754	0.86		1.81		0.75		1.92		16

5.06	887	0.83		1.54		0.75		1.62		18

3.97	850	0.81		2.01		0.75		2.07		11

(2.82)	1,048	0.80		3.14		0.75		3.19		20

11.61	1,640	0.81		2.38		0.72		2.48		20

(1.86)	13,808	0.40	*	2.91	*	0.25	*	3.06	*	8

1.55	16,174	0.36		2.36		0.25		2.46		16

5.66	22,143	0.33		2.05		0.25		2.13		18

4.47	23,925	0.31		2.50		0.25		2.56		11

(2.36)	24,785	0.30		3.60		0.25		3.65		20

12.23	26,525	0.32		2.83		0.22		2.93		20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended February 28, 2019.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Strategy Growth Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (09/01)

2019(f)	$13.16	$0.17	$(0.87)	$(0.70)	$(0.12)	$(0.43)	$(0.55)	$11.91

2018	12.81	0.39	0.62	1.01	(0.33)	(0.33)	(0.66)	13.16

2017	11.98	0.16	1.14	1.30	(0.15)	(0.32)	(0.47)	12.81

2016	11.87	0.20	0.44	0.64	(0.21)	(0.32)	(0.53)	11.98

2015	13.47	0.41	(0.85)	(0.44)	(0.41)	(0.75)	(1.16)	11.87

2014	12.10	0.33	1.86	2.19	(0.37)	(0.45)	(0.82)	13.47

Class C (09/01)

2019(f)	12.75	0.12	(0.82)	(0.70)	(0.03)	(0.43)	(0.46)	11.59

2018	12.43	0.28	0.60	0.88	(0.23)	(0.33)	(0.56)	12.75

2017	11.63	0.07	1.11	1.18	(0.06)	(0.32)	(0.38)	12.43

2016	11.53	0.11	0.42	0.53	(0.11)	(0.32)	(0.43)	11.63

2015	13.11	0.31	(0.83)	(0.52)	(0.31)	(0.75)	(1.06)	11.53

2014	11.79	0.23	1.81	2.04	(0.27)	(0.45)	(0.72)	13.11

Class R3 (10/96)

2019(f)	12.96	0.16	(0.86)	(0.70)	(0.09)	(0.43)	(0.52)	11.74

2018	12.62	0.35	0.61	0.96	(0.29)	(0.33)	(0.62)	12.96

2017	11.80	0.13	1.12	1.25	(0.11)	(0.32)	(0.43)	12.62

2016	11.70	0.17	0.42	0.59	(0.17)	(0.32)	(0.49)	11.80

2015	13.29	0.38	(0.85)	(0.47)	(0.37)	(0.75)	(1.12)	11.70

2014	11.95	0.29	1.84	2.13	(0.34)	(0.45)	(0.79)	13.29

Class I (09/01)

2019(f)	13.24	0.19	(0.87)	(0.68)	(0.16)	(0.43)	(0.59)	11.97

2018	12.89	0.43	0.61	1.04	(0.36)	(0.33)	(0.69)	13.24

2017	12.04	0.19	1.16	1.35	(0.18)	(0.32)	(0.50)	12.89

2016	11.93	0.23	0.44	0.67	(0.24)	(0.32)	(0.56)	12.04

2015	13.54	0.47	(0.88)	(0.41)	(0.45)	(0.75)	(1.20)	11.93

2014	12.16	0.37	1.86	2.23	(0.40)	(0.45)	(0.85)	13.54

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)		Net Investment Income (Loss)		Expenses(d)		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(4.93)%	$73,498	0.63	%*	2.78	%*	0.50	%*	2.91	%*	11%

7.96	79,749	0.61		2.87		0.50		2.98		15

11.23	80,143	0.61		1.19		0.50		1.30		13

5.67	82,793	0.59		1.61		0.50		1.70		17

(3.31)	88,018	0.59		3.17		0.50		3.27		21

18.73	101,906	0.59		2.41		0.47		2.53		31

(5.23)	9,523	1.37	*	1.98	*	1.25	*	2.10	*	11

7.11	12,314	1.36		2.09		1.25		2.20		15

10.46	18,465	1.36		0.45		1.25		0.55		13

4.77	20,171	1.34		0.86		1.25		0.95		17

(3.99)	22,444	1.35		2.47		1.25		2.57		21

17.87	25,405	1.34		1.70		1.22		1.82		31

(5.07)	2,687	0.88	*	2.52	*	0.75	*	2.65	*	11

7.71	2,748	0.86		2.64		0.75		2.75		15

11.02	3,935	0.86		0.95		0.75		1.05		13

5.27	4,674	0.84		1.38		0.75		1.47		17

(3.49)	6,794	0.84		2.94		0.75		3.04		21

18.39	7,935	0.84		2.15		0.72		2.27		31

(4.78)	24,401	0.37	*	3.01	*	0.25	*	3.14	*	11

8.19	28,797	0.36		3.13		0.25		3.24		15

11.62	34,234	0.36		1.45		0.25		1.56		13

5.84	37,408	0.34		1.86		0.25		1.95		17

(3.02)	39,407	0.34		3.58		0.25		3.68		21

19.02	47,781	0.34		2.70		0.22		2.83		31
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended February 28, 2019.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Strategy Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Strategy Aggressive Growth Allocation Fund (“Strategy Aggressive Growth Allocation”), Nuveen Strategy Balanced Allocation Fund (“Strategy Balanced Allocation”), Nuveen Strategy Conservative Allocation Fund (“Strategy Conservative Allocation”) and Nuveen Strategy Growth Allocation Fund (“Strategy Growth Allocation”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Minnesota on June 19, 1996.

The end of the reporting period for the Funds is February 28, 2019, and the period covered by these Notes to Financial Statements is the six months ended February 28, 2019 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Strategy Aggressive Growth Allocation’s investment objective is to seek a high level of capital growth. Strategy Balanced Allocation’s investment objective is to seek both capital growth and current income. Strategy Conservative Allocation’s investment objective is to seek a high level of current income consistent with limited risk to capital. Strategy Growth Allocation’s investment objective is to seek capital growth with a moderate level of current income.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganizations

In December 2018 the Funds’ Board of Directors (the “Board”) of the Trust and the Board of Trustees of TIAA-CREF Funds (“TC Funds”) have each approved the reorganizations of Strategy Aggressive Growth Allocation, Strategy Balanced Allocation, Strategy Conservative Allocation and Strategy Growth Allocation (each a “Target Fund” and together the “Target Funds”) into TIAA-CREF Lifestyle Aggressive Growth Fund, TIAA-CREF Lifestyle Moderate Fund, TIAA-CREF Lifestyle Conservative Fund and TIAA-CREF Lifestyle Growth Fund (each an “Acquiring Fund” and together the “Acquiring Funds”), each a series of TC Funds. In order for the reorganization to occur for a Target Fund, it must be approved by the shareholders of that Fund.

For each Target Fund, if the Target Fund’s shareholders approve the reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Target Fund shareholders and the Target Fund will be terminated. As a result of these transactions, Target Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund. Each Target Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Target Fund shares immediately prior to the closing of the reorganization.

A special meeting of the Target Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in April 2019. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately two months after the special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Target Fund in April 2019.

Each Target Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for the Target Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gain distributions from the Underlying Funds are recognized as a component of “Capital gain distributions from Underlying Funds” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually for Strategy Aggressive Growth Allocation and Strategy Growth Allocation and quarterly for Strategy Balanced Allocation. Dividends from net investment income, if any, are declared daily (monthly prior to January 1, 2018) and distributed monthly for Strategy Conservative Allocation. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets (settled shares for Strategy Conservative Allocation) of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Unaudited) (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counter-party based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3—Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The Underlying Funds in which the Funds invest are valued at their respective NAVs on valuation date. Securities and other assets for which market quotations are available, including non-affiliated ETFs in which the Funds may invest, are valued at the last sales price on the securities exchange on which such securities are primarily traded. These securities are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Strategy Aggressive Growth Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Equity Funds	$44,569,793	$—	$—	$44,569,793
Fixed Income Funds	6,145,477	—	—	6,145,477
Short-Term Investments:
Money Market Funds	3,597,270	—	—	3,597,270
U.S. Government and Agency Obligations	—	1,981,409	—	1,981,409
Investments in Derivatives:
Futures Contracts**	840,606	—	—	840,606
Total	$55,153,146	$1,981,409	$—	$57,134,555

Strategy Balanced Allocation
Long-Term Investments*:
Equity Funds	$81,511,273	$—	$—	$81,511,273
Fixed Income Funds	74,711,114	—	—	74,711,114
Short-Term Investments:
Money Market Funds	12,370,921	—	—	12,370,921
U.S. Government and Agency Obligations	—	3,962,818	—	3,962,818
Investments in Derivatives:
Futures Contracts**	1,729,254	—	—	1,729,254
Total	$170,322,562	$3,962,818	$—	$174,285,380

Strategy Conservative Allocation
Long-Term Investments*:
Fixed Income Funds	$44,380,683	$—	$—	$44,380,683
Equity Funds	18,473,344	—	—	18,473,344
Short-Term Investments:
Money Market Funds	1,515,068	—	—	1,515,068
U.S. Government and Agency Obligations	—	1,486,057	—	1,486,057
Investments in Derivatives:
Futures Contracts**	665,530	—	—	665,530
Total	$65,034,625	$1,486,057	$—	$66,520,682

Strategy Growth Allocation
Long-Term Investments*:
Equity Funds	$74,701,148	$—	$—	$74,701,148
Fixed Income Funds	24,356,801	—	—	24,356,801
Short-Term Investments:
Money Market Funds	8,469,919	—	—	8,469,919
U.S. Government and Agency Obligations	—	2,972,113	—	2,972,113
Investments in Derivatives:
Futures Contracts**	1,093,673	—	—	1,093,673
Total	$108,621,541	$2,972,113	$—	$111,593,654
*	Refer to the Fund’s Portfolio of Investments for further information on the Underlying Funds in which the Fund invests.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in future contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market”

Notes to Financial Statements (Unaudited) (continued)

of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund tactically used additional equity, interest rate and currency futures to adjust its allocation to equity investments, interest rate sensitivity and currency exposures.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Average notional amount of futures contracts outstanding*	$33,054,158	$73,304,283	$23,710,064	$59,852,093
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statements of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategy Aggressive Growth Allocation
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$(760,412)	Payable for variation margin on futures contracts*	$1,589,990
Foreign currency exchange rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	29,679
Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(18,651)
Total			$(760,412)		$1,601,018

Strategy Balanced Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$(1,291,223)	Payable for variation margin on futures contracts*	$2,991,253
Foreign currency exchange rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	89,036
Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(59,812)
Total			$(1,291,223)		$3,020,477

Strategy Conservative Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$(281,400)	Payable for variation margin on futures contracts*	$932,979
Foreign currency exchange rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	35,175
Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(21,224)
Total			$(281,400)		$946,930

		Location on the Statements of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategy Growth Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$(1,492,986)	Payable for variation margin on futures contracts*	$2,565,143
Foreign currency exchange rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	54,960
Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(33,444)
Total			$(1,492,986)		$2,586,659
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Strategy Aggressive Growth Allocation
	Equity	Futures Contracts	$(2,517,595)	$2,094,802
	Foreign currency exchange rate	Futures Contracts	(9,121)	26,679
	Interest rate	Futures Contracts	93,056	(18,651)
Total			$(2,433,660)	$2,102,830
Strategy Balanced Allocation
	Equity	Futures Contracts	$(21,175)	$5,226,342
	Foreign currency exchange rate	Futures Contracts	(5,520,004)	89,036
	Interest rate	Futures Contracts	298,420	(59,812)
Total			$(5,242,759)	$5,255,566
Strategy Conservative Allocation
	Equity	Futures Contracts	$(2,078,876)	$1,793,970
	Foreign currency exchange rate	Futures Contracts	(10,810)	35,175
	Interest rate	Futures Contracts	105,891	(21,224)
Total			$(1,983,795)	$1,807,921
Strategy Growth Allocation
	Equity	Futures Contracts	$(3,980,304)	$3,845,071
	Foreign currency exchange rate	Futures Contracts	(16,891)	54,960
	Interest rate	Futures Contracts	166,859	(33,444)
Total			$(3,830,336)	$3,866,587

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 2/28/19		Year Ended 8/31/18
Strategy Aggressive Growth Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	53,838	$780,502	208,299	$3,363,751
Class A – automatic conversion of Class C Shares	6,884	106,388	63,902	1,019,326
Class C	10,713	147,368	44,048	685,363
Class R3	40,270	601,924	42,077	670,615
Class I	44,594	639,433	200,474	3,278,026
Shares issued to shareholders due to reinvestment of distributions:
Class A	192,867	2,504,139	161,802	2,594,100
Class C	29,166	362,335	34,581	528,980
Class R3	10,500	134,534	10,834	171,183
Class I	43,390	565,489	51,857	835,019
	432,222	5,842,112	817,874	13,146,363
Shares redeemed:
Class A	(229,310)	(3,252,105)	(592,984)	(9,658,227)
Class C	(82,117)	(1,124,692)	(232,218)	(3,578,705)
Class C – automatic conversion to Class A Shares	(7,209)	(106,388)	(66,835)	(1,019,326)
Class R3	(55,853)	(795,972)	(94,065)	(1,512,354)
Class I	(236,164)	(3,512,312)	(410,624)	(6,690,929)
	(610,653)	(8,791,469)	(1,396,726)	(22,459,541)
Net increase (decrease)	(178,431)	$(2,949,357)	(578,852)	$(9,313,178)

	Six Months Ended 2/28/19		Year Ended 8/31/18
Strategy Balanced Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	244,661	$2,414,592	814,285	$8,670,215
Class A – automatic conversion of Class C Shares	13,883	140,470	71,418	751,364
Class C	35,675	339,235	168,245	1,769,642
Class R3	32,902	316,732	54,074	570,133
Class I	279,279	2,807,272	751,841	8,021,390
Shares issued to shareholders due to reinvestment of distributions:
Class A	635,358	5,862,499	504,898	5,400,991
Class C	78,375	704,969	78,066	821,155
Class R3	16,335	148,206	12,324	130,021
Class I	204,427	1,887,939	290,848	3,099,895
	1,540,895	14,621,914	2,745,999	29,234,806
Shares redeemed:
Class A	(1,194,447)	(11,740,370)	(2,014,492)	(21,563,362)
Class C	(275,989)	(2,652,663)	(882,943)	(9,227,772)
Class C – automatic conversion to Class A Shares	(14,154)	(140,470)	(72,732)	(751,364)
Class R3	(22,757)	(231,734)	(139,609)	(1,480,414)
Class I	(2,529,690)	(25,965,489)	(3,529,856)	(37,814,374)
	(4,037,037)	(40,730,726)	(6,639,632)	(70,837,286)
Net increase (decrease)	(2,496,142)	$(26,108,812)	(3,893,633)	$(41,602,480)

	Six Months Ended 2/28/19		Year Ended 8/31/18
Strategy Conservative Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	84,293	$926,963	461,945	$5,305,416
Class A – automatic conversion of Class C Shares	1,624	18,309	20,631	236,187
Class C	52,181	584,674	57,395	663,713
Class R3	821	9,039	6,950	80,454
Class I	94,403	1,035,666	810,775	9,528,756
Shares issued to shareholders due to reinvestment of distributions:
Class A	31,471	344,272	69,784	811,933
Class C	2,888	31,089	12,221	141,565
Class R3	389	4,236	1,123	13,046
Class I	10,656	116,775	29,569	343,858
	278,726	3,071,023	1,470,393	17,124,928
Shares redeemed:
Class A	(541,110)	(5,932,590)	(685,138)	(7,948,491)
Class C	(198,555)	(2,192,250)	(634,508)	(7,258,309)
Class C – automatic conversion to Class A Shares	(1,635)	(18,309)	(20,761)	(236,187)
Class R3	(35,119)	(389,905)	(19,340)	(222,014)
Class I	(275,424)	(3,045,066)	(1,351,409)	(15,668,522)
	(1,051,843)	(11,578,120)	(2,711,156)	(31,333,523)
Net increase (decrease)	(773,117)	$(8,507,097)	(1,240,763)	$(14,208,595)

	Six Months Ended 2/28/19		Year Ended 8/31/18
Strategy Growth Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	290,145	$3,458,424	392,342	$5,120,178
Class A – automatic conversion of Class C Shares	3,950	49,669	61,632	796,695
Class C	12,459	146,603	47,797	606,476
Class R3	10,671	126,157	22,527	290,629
Class I	133,794	1,620,984	285,711	3,770,041
Shares issued to shareholders due to reinvestment of distributions:
Class A	299,238	3,303,258	307,410	3,998,986
Class C	36,249	388,206	58,725	741,736
Class R3	10,237	111,352	10,994	140,908
Class I	87,496	970,952	115,345	1,508,766
	884,239	10,175,605	1,302,483	16,974,415
Shares redeemed:
Class A	(482,236)	(5,791,511)	(959,649)	(12,541,804)
Class C	(188,189)	(2,188,429)	(563,512)	(7,132,208)
Class C – automatic conversion to Class A Shares	(4,075)	(49,669)	(63,513)	(796,695)
Class R3	(4,079)	(48,994)	(133,335)	(1,724,301)
Class I	(357,038)	(4,339,776)	(883,669)	(11,603,953)
	(1,035,617)	(12,418,379)	(2,603,678)	(33,798,961)
Net increase (decrease)	(151,378)	$(2,242,774)	(1,301,195)	$(16,824,546)

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Purchases of affiliated investments	$4,401,359	$13,988,830	$5,208,469	$11,697,060
Sales of affiliated investments	11,834,018	53,856,126	13,454,901	21,599,731

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of February 28, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Tax cost of investments	$53,477,184	$160,768,863	$65,029,513	$104,722,041
Gross unrealized:
Appreciation	$5,162,582	$16,740,890	$2,569,813	$9,337,414
Depreciation	(2,345,817)	(4,953,628)	(1,744,174)	(3,559,474)
Net unrealized appreciation (depreciation) of investments	$2,816,765	$11,787,262	$825,639	$5,777,940
	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Tax cost of futures contracts	$840,606	$1,729,254	$665,530	$1,093,673
Net unrealized appreciation (depreciation) of futures contracts	—	—	—	—

Permanent differences, primarily due to tax equalization and distribution reallocations, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2018, the Funds’ last tax year end, as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Capital paid-in	$697,966	$1,291,196	$(205,194)	$621,625
Undistributed (Over-distribution of) net investment income	—	(5,675)	212,032	(770)
Accumulated net realized gain (loss)	(697,966)	(1,285,521)	(6,838)	(620,855)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of August 31, 2018, the Funds’ last tax year end, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Undistributed net tax-exempt income[1]	$44,561	$—	$—	$171,349
Undistributed net ordinary income[1,2]	1,218,270	1,096,471	695,571	918,743
Undistributed net long-term capital gains	2,597,718	7,149,193	—	3,893,738
[1]

Undistributed net tax-exempt income and ordinary income (on a tax basis) for Strategy Conservative Allocation has not been reduced for the dividend declared on August 31, 2018 and paid on September 4, 2018.

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended August 31, 2018 was designated for purposes of the dividends paid deduction as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions from net tax-exempt income	$149,484	$314,118	$135,786	$380,350
Distributions from net ordinary income[2]	1,542,492	5,487,880	1,369,839	3,190,486
Distributions from net long-term capital gains	2,766,136	4,115,215	—	3,174,051
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of August 31, 2018, the Funds’ last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Strategy Conservative Allocation
Not subject to expiration:
Short-term	$239,268
Long-term	—
Total	$239,268

7. Management Fees and Other Transactions with Affiliates

Management Fees

The annual management fee, payable monthly, for each Fund, is 0.10% of the average daily net assets of each Fund. Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.25% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board.

Other Transactions with Affiliates

Information regarding each Fund’s investments in affiliated investment companies as of the end of the reporting period were as follows:

Nuveen Strategy Aggressive Growth Allocation Fund

Description	Shares as of 2/28/19	Value as of 8/31/18	Purchases	Sales	Corporate Actions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 2/28/19	Dividend Income	Capital Gain Distributions from Underlying Funds
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	536,216	$7,730,036	$602,429	$—	$—	$—	$(1,072,101)	$7,260,364	$87,461	$514,970
Nuveen International Growth Fund (Class R6)	124,483	7,341,119	291,058	1,250,000	—	(198,166)	(968,193)	5,215,818	88,241	202,818
Nuveen Large Cap Core Fund (Class R6)	105,121	3,605,154	42,981	—	—	—	(397,792)	3,250,343	26,976	16,006
Nuveen Large Cap Growth Fund (Class R6)	166,130	2,281,634	361,822	—	1,888,400	—	(283,903)	4,247,953	27,420	334,402
Nuveen Large Cap Growth Fund (Class I)	—	2,369,562	—	—	(1,888,400)	—	(481,162)	—	—	—
Nuveen Large Cap Select Fund (Class I)	139,479	4,595,037	167,780	300,000	—	(30,095)	(498,028)	3,934,694	160,372	7,407
Nuveen Large Cap Value Fund (Class R6)	135,069	3,306,037	381,334	—	—	—	(671,291)	3,016,080	183,764	197,569
Nuveen NWQ International Value Fund (Class I)	232,162	7,197,235	90,056	1,250,000	—	(273,837)	(372,644)	5,390,810	90,056	—
Nuveen NWQ Large-Cap Value Fund (Class I)	264,320	3,029,923	292,995	1,506,058	—	(573,940)	70,749	1,313,669	11,874	281,121
Nuveen Real Asset Income Fund (Class R6)	22	642,014	6,245	621,604	—	34,949	(61,093)	511	6,244	—
Nuveen Real Estate Securities Fund (Class R6)	70,582	1,431,162	60,078	—	—	—	(17,486)	1,473,754	20,414	39,665
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	117,521	5,223,782	75,839	300,000	—	(36,951)	(149,013)	4,813,657	39,331	36,508
Nuveen Small Cap Growth Opportunities Fund (Class R6)	73,818	2,443,820	247,695	300,000	—	(42,220)	(463,983)	1,885,312	48,884	198,811
Nuveen Small Cap Select Fund (Class R6)	55,984	627,096	86,441	—	—	—	(140,262)	573,275	25,180	61,261
Nuveen Small Cap Value Fund (Class R6)	—	2,446,449	75,930	2,056,041	—	460,956	(927,294)	—	26,302	49,627
Nuveen Winslow Large-Cap Growth Fund (Class R6)	56,710	2,248,905	299,672	—	—	—	(355,024)	2,193,553	11,080	288,592
Affiliated Fixed Income Funds
Nuveen Core Bond Fund (Class R6)	418,726	3,904,805	60,117	—	—	—	17,164	3,982,086	60,116	—
Nuveen Core Plus Bond Fund (Class R6)	117,638	—	1,231,810	—	—	—	26,914	1,258,724	12,109	—
Nuveen High Yield Municipal Bond Fund (Class R6)	31,057	522,267	14,115	—	—	—	(5,313)	531,069	14,115	—
Nuveen Short Term Bond Fund (Class R6)	38,006	4,616,008	12,962	4,250,315	—	(37,802)	32,745	373,598	12,963	—
Total		$65,562,045	$4,401,359	$11,834,018	$—	$(697,106)	$(6,717,010)	$50,715,270	$952,902	$2,228,757

Notes to Financial Statements (Unaudited) (continued)

Nuveen Strategy Balanced Allocation Fund

Description	Shares as of 2/28/19	Value as of 8/31/18	Purchases	Sales	Corporate Actions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 2/28/19	Dividend Income	Capital Gain Distributions from Underlying Funds
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	920,898	$15,245,539	$1,040,346	$1,975,000	$—	$318,398	$(2,160,327)	$12,468,956	$155,937	$884,408
Nuveen Global Infrastructure Fund (Class R6)	237,869	2,729,430	147,025	340,000	—	55,277	(84,589)	2,507,143	94,812	52,213
Nuveen International Growth Fund (Class R6)	217,014	13,740,694	522,776	3,120,000	—	(95,283)	(1,955,313)	9,092,874	163,415	359,360
Nuveen Large Cap Core Fund (Class R6)	141,823	5,305,363	57,988	440,000	—	111,697	(649,896)	4,385,152	36,394	21,594
Nuveen Large Cap Growth Fund (Class R6)	315,906	4,508,509	688,026	1,180,000	4,401,142	12,949	(352,915)	8,077,711	52,142	635,884
Nuveen Large Cap Growth Fund (Class I)	—	5,522,608	—	—	(4,401,142)	—	(1,121,466)	—	—	—
Nuveen Large Cap Select Fund (Class I)	300,962	10,146,117	336,632	935,000	—	599,479	(1,657,098)	8,490,130	321,770	14,862
Nuveen Large Cap Value Fund (Class R6)	239,720	6,369,168	676,795	500,000	—	93,418	(1,286,424)	5,352,957	326,147	350,647
Nuveen NWQ International Value Fund (Class I)	424,641	14,445,920	172,902	3,595,000	—	(522,557)	(641,100)	9,860,165	172,902	—
Nuveen NWQ Large-Cap Value Fund (Class I)	—	5,809,198	—	5,378,434	—	(1,077,662)	646,898	—	—	—
Nuveen Real Asset Income Fund (Class R6)	99	3,294,101	29,409	3,197,596	—	161,658	(285,272)	2,300	29,409	—
Nuveen Real Estate Securities Fund (Class R6)	145,674	3,274,113	130,904	310,000	—	55,459	(108,794)	3,041,682	44,947	85,957
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	252,967	11,759,738	157,570	1,180,000	—	2,782	(378,552)	10,361,538	83,563	74,008
Nuveen Small Cap Growth Opportunities Fund (Class R6)	14,615	8,638,845	443,290	7,477,081	—	736,970	(1,968,756)	373,268	87,486	355,805
Nuveen Small Cap Select Fund (Class R6)	277,055	3,405,393	427,780	300,000	—	(23,373)	(672,759)	2,837,041	124,612	303,169
Nuveen Small Cap Value Fund (Class R6)	—	8,702,244	139,367	7,580,613	—	1,829,838	(3,090,836)	—	48,277	91,090
Nuveen Winslow Large-Cap Growth Fund (Class R6)	120,485	5,298,865	636,673	530,000	—	190,300	(935,483)	4,660,355	23,540	613,133
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	257,554	2,899,015	54,584	—	—	—	(2,033)	2,951,566	54,296	—
Nuveen Core Bond Fund (Class R6)	3,200,215	34,807,214	474,642	4,920,000	—	(513,484)	585,671	30,434,043	474,642	—
Nuveen Core Plus Bond Fund (Class R6)	1,534,233	10,061,267	7,561,185	1,380,000	—	193,328	(19,483)	16,416,297	211,170	—
Nuveen High Yield Municipal Bond Fund (Class R6)	110,016	2,054,351	51,197	200,000	—	29,110	(53,387)	1,881,271	51,197	—
Nuveen Inflation Protected Securities Fund (Class R6)	766,610	9,533,381	45,621	1,085,000	—	(30,205)	(38,757)	8,425,040	45,621	—
Nuveen Short Term Bond Fund (Class R6)	1,485,544	22,586,984	194,118	8,232,402	—	(86,333)	140,530	14,602,897	194,118	—
Total		$210,138,057	$13,988,830	$53,856,126	$—	$2,041,766	$(16,090,141)	$156,222,386	$2,796,397	$3,842,130

Nuveen Strategy Conservative Allocation Fund

Description	Shares as of 2/28/19	Value as of 8/31/18	Purchases	Sales	Corporate Actions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 2/28/19	Dividend Income	Capital Gain Distributions from Underlying Funds
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	242,331	$4,083,831	$274,287	$575,000	$—	$58,772	$(560,726)	$3,281,164	$41,559	$232,730
Nuveen Global Infrastructure Fund (Class R6)	100,622	2,373,835	114,439	1,300,000	—	140,514	(268,228)	1,060,560	71,353	43,086
Nuveen International Growth Fund (Class R6)	37,642	2,280,980	80,283	450,000	—	(19,374)	(314,687)	1,577,202	25,096	55,187
Nuveen Large Cap Core Fund (Class R6)	34,338	1,177,629	14,040	—	—	—	(129,940)	1,061,729	8,812	5,228
Nuveen Large Cap Growth Fund (Class R6)	82,927	1,211,518	180,609	—	907,328	—	(179,022)	2,120,433	13,687	166,922
Nuveen Large Cap Growth Fund (Class I)	—	1,110,223	—	—	(907,328)	—	(202,895)	—	—	—
Nuveen Large Cap Select Fund (Class I)	64,859	2,420,287	88,373	399,999	—	83,485	(362,471)	1,829,675	84,471	3,901
Nuveen Large Cap Value Fund (Class R6)	73,061	1,990,368	206,271	200,000	—	36,208	(401,391)	1,631,456	99,402	106,869
Nuveen NWQ International Value Fund (Class I)	64,723	2,059,410	26,866	400,000	—	(81,956)	(101,442)	1,502,878	26,866	—
Nuveen NWQ Large-Cap Value Fund (Class I)	—	1,917,462	—	1,764,719	—	(353,520)	200,777	—	—	—
Nuveen Real Asset Income Fund (Class R6)	33	965,251	9,392	934,564	—	53,263	(92,570)	772	9,388	—
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	38,594	2,176,851	29,447	550,000	—	(35,744)	(39,744)	1,580,810	15,271	14,176
Nuveen Small Cap Growth Opportunities Fund (Class R6)	—	1,609,823	144,773	1,433,045	—	38,768	(360,319)	—	28,572	116,201
Nuveen Small Cap Select Fund (Class R6)	162,659	1,822,006	251,151	—	—	—	(407,526)	1,665,631	73,160	177,991
Nuveen Small Cap Value Fund (Class R6)	—	1,590,855	49,375	1,322,871	—	215,609	(532,968)	—	17,104	32,271
Nuveen Winslow Large-Cap Growth Fund (Class R6)	30,016	1,190,332	158,614	—	—	—	(187,912)	1,161,034	5,864	152,750
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	143,438	1,614,529	30,400	—	—	—	(1,132)	1,643,797	30,219	—
Nuveen Core Bond Fund (Class R6)	1,874,890	18,293,968	272,007	800,000	—	(86,406)	150,633	17,830,202	272,007	—
Nuveen Core Plus Bond Fund (Class R6)	946,080	7,378,909	3,113,690	450,000	—	(26,073)	106,532	10,123,058	137,760	—
Nuveen High Yield Municipal Bond Fund (Class R6)	52,959	890,581	24,069	—	—	—	(9,059)	905,591	24,069	—
Nuveen Inflation Protected Securities Fund (Class R6)	424,846	4,877,624	25,266	200,000	—	(7,216)	(26,615)	4,669,059	25,265	—
Nuveen Short Term Bond Fund (Class R6)	936,824	11,728,981	115,117	2,674,703	—	(31,391)	70,972	9,208,976	115,117	—
Total		$74,765,253	$5,208,469	$13,454,901	$—	$(15,061)	$(3,649,733)	$62,854,027	$1,125,042	$1,107,312

Nuveen Strategy Growth Allocation Fund

Description	Shares as of 2/28/19	Value as of 8/31/18	Purchases	Sales	Corporate Actions	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of 2/28/19	Dividend Income	Capital Gain Distributions from Underlying Funds
Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	759,752	$11,808,714	$856,123	$850,000	$—	$(1,457)	$(1,526,332)	$10,287,048	$126,475	$729,648
Nuveen Global Infrastructure Fund (Class R6)	183,504	1,841,909	109,905	—	—	—	(17,679)	1,934,135	69,960	39,944
Nuveen International Growth Fund (Class R6)	199,199	9,300,759	373,808	—	—	—	(1,328,133)	8,346,434	116,849	256,958
Nuveen Large Cap Core Fund (Class R6)	155,813	5,547,678	63,708	200,000	—	20,285	(613,948)	4,817,723	39,984	23,724
Nuveen Large Cap Growth Fund (Class R6)	305,104	4,345,876	664,498	250,000	3,706,691	(24,385)	(641,181)	7,801,499	50,358	614,140
Nuveen Large Cap Growth Fund (Class I)	—	4,448,529	—	—	(3,706,691)	—	(741,838)	—	—	—
Nuveen Large Cap Select Fund (Class I)	253,214	8,745,052	302,842	950,000	—	255,690	(1,210,405)	7,143,179	289,472	13,370
Nuveen Large Cap Value Fund (Class R6)	223,520	5,772,202	631,056	300,000	—	55,878	(1,167,942)	4,991,194	304,106	326,950
Nuveen NWQ International Value Fund (Class I)	363,736	9,249,819	117,971	200,000	—	(20,393)	(701,452)	8,445,945	117,971	—
Nuveen NWQ Large-Cap Value Fund (Class I)	405,824	5,691,298	449,849	3,292,319	—	(1,305,818)	473,934	2,016,944	18,231	431,619
Nuveen Real Asset Income Fund (Class R6)	63	1,823,752	17,739	1,765,755	—	88,657	(162,941)	1,452	17,738	—
Nuveen Real Estate Securities Fund (Class R6)	116,166	2,537,917	102,815	175,000	—	(9,444)	(30,743)	2,425,545	35,201	67,613
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	214,639	9,764,885	138,973	775,000	—	(117,926)	(219,307)	8,791,625	72,635	66,338
Nuveen Small Cap Growth Opportunities Fund (Class R6)	72,987	5,249,192	331,464	2,933,572	—	224,971	(1,007,958)	1,864,097	65,416	266,047
Nuveen Small Cap Select Fund (Class R6)	172,197	1,928,842	265,877	—	—	—	(431,422)	1,763,297	77,450	188,428
Nuveen Small Cap Value Fund (Class R6)	—	5,035,349	106,497	4,335,956	—	1,046,847	(1,852,737)	—	36,891	69,607
Nuveen Winslow Large-Cap Growth Fund (Class R6)	105,249	4,425,528	556,162	250,000	—	81,048	(741,706)	4,071,032	20,563	535,600
Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class R6)	59,057	664,741	12,516	—	—	—	(466)	676,791	12,450	—
Nuveen Core Bond Fund (Class R6)	587,608	5,479,702	84,362	—	—	—	24,087	5,588,151	84,362	—
Nuveen Core Plus Bond Fund (Class R6)	858,848	2,683,641	6,359,951	—	—	—	146,084	9,189,676	103,368	—
Nuveen High Yield Municipal Bond Fund (Class R6)	135,452	2,506,842	63,395	225,000	—	27,528	(56,544)	2,316,221	63,395	—
Nuveen Inflation Protected Securities Fund (Class R6)	117,554	1,293,088	6,910	—	—	—	(8,083)	1,291,915	6,910	—
Nuveen Short Term Bond Fund (Class R6)	538,560	10,298,979	80,639	5,097,129	—	(54,980)	66,537	5,294,046	80,640	—
Total		$120,444,294	$11,697,060	$21,599,731	$—	$266,501	$(11,750,175)	$99,057,949	$1,810,425	$3,629,986

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Sales charges collected	$11,696	$25,611	$11,930	$18,922
Paid to financial intermediaries	10,213	22,534	10,557	16,557

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Commission advances	$606	$1,198	$4,709	$1,651

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
12b-1 fees retained	$1,442	$1,905	$1,382	$539

The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Notes to Financial Statements (Unaudited) (continued)

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
CDSC retained	$201	$48	$3,432	$77

8. Borrowing Arrangements

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

Strategy Conservative Allocation
Maximum Outstanding Balance	$300,000

During the following Fund’s utilization period, during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Strategy Conservative Allocation
Average daily balance outstanding	$202,931
Average annual interest rate	3.51%

Borrowing outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

The Funds’ distributions from the prior fiscal period were paid from net investment income unless indicated in the following table.

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions to Shareholders
From net investment income:
Class A Shares	(699,651)	(3,290,509)	(880,828)	(2,043,299)
Class C Shares	(86,687)	(443,134)	(148,280)	(314,463)
Class R3 Shares	(40,976)	(71,640)	(13,127)	(67,648)
Class I Shares	(316,166)	(1,996,715)	(402,997)	(951,117)
From accumulated net realized gains:
Class A Shares	(1,918,983)	(2,333,197)	—	(1,994,978)
Class C Shares	(459,881)	(425,045)	—	(440,275)
Class R3 Shares	(133,857)	(58,459)	—	(73,260)
Class I Shares	(801,911)	(1,298,514)	—	(859,847)
Total distributions to shareholders:
Class A Shares	(2,618,634)	(5,623,706)	(880,828)	(4,038,277)
Class C Shares	(546,568)	(868,179)	(148,280)	(754,738)
Class R3 Shares	(174,833)	(130,099)	(13,127)	(140,908)
Class I Shares	(1,118,077)	(3,295,229)	(402,997)	(1,810,964)

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603 Custodian U.S. Bank National Association 1555 North RiverCenter Drive Suite 302 Milwaukee, WI 53212	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek above-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Moderate Target Risk Index: An index that represents a portfolio of global equities, bonds, and traditional inflation hedges, such as commodities and TIPS. This portfolio is held in a static allocation of 60% equities and 40% fixed income, which is appropriate for U.S. investors who seek average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Moderately Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (continued)

Morningstar Moderately Conservative Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NASDAQ-100 E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks the top 100 large-cap, non-financial issues in The NASDAQ Stock Market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® E-Mini Index: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks the performance of the 2,000 smallest companies in the Russell 3000®Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks 500 of the leading large-cap U.S. company stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P MidCap 400® E-Mini: Electronically traded futures contracts that represent a percentage of a corresponding standard futures contract. Tracks 400 medium-sized U.S. company stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MSA-FAA-0219P 803996-INV-B-04/20

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Strategy Funds, Inc.

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: May 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: May 7, 2019

By	(Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: May 7, 2019